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                                  OFFICE LEASE

               THIS LEASE (the "Lease"), dated as of September 14, 1998, is between Hacienda Plaza Associates, LLC, a California limited liability company ("Landlord"), and PeopleSoft, Inc., a Delaware corporation ("Tenant").

               Landlord and Tenant hereby covenant and agree as follows:

     1.    Basic Lease Information.

               1.1 Basic Lease Information. The Basic Lease Information is hereby incorporated into and made a part of this Lease. For convenience of reference only, defined terms and the sections in which they are defined are set forth in Exhibit B.

     2.    Premises.

               2.1 Premises Defined. Landlord leases to Tenant and Tenant hires from Landlord on the terms and conditions contained in this Lease the Premises specified in the Basic Lease Information. Tenant and Landlord accept the Rentable Area of the Building, Initial Premises and Committed Expansion Premises, as specified in the Basic Lease Information as the accurate Rentable Area of such areas and such areas shall not be subject to recalculation. Landlord and Tenant agree that the square footage of any additional space that is added to the Premises over the first one hundred twenty (120) months of the Lease Term shall be calculated, by Landlord, in accordance with BOMA Standards [ANSI-Z65.1[1996]] for calculating useable square footage and that a load factor of fourteen and 41/100 percent (14.41%) shall be added thereto to arrive at the Rentable Area of such additional area. All areas, other than those specified in the previous sentence, that are added to this Lease after the over the first one hundred twenty (120) months of the Lease Term and become a part of the Premises shall be measured in accordance with then applicable BOMA standards for measuring rentable square feet. The term "Premises" shall mean all space that is occupied by the Tenant from time to time during the Term of this Lease or space which has been tendered to the Tenant by Landlord pursuant to the terms of this Lease and on which Tenant is obligated to pay Base Rent (subject to any free rent periods or rental abatement provided for herein) and shall also include any space added to this Lease over the Term hereof. The term "Initial Premises" is also used herein to mean all of the space in the Building that is occupied by the Tenant as of the date hereof. The terms "common area" and "common areas" shall mean spaces, facilities, and installations such as toilets, janitor, telephone, electrical, and mechanical rooms and closets, trash facilities, stairs, public lobbies, corridors and other circulation areas, wherever located in the Building. The Building, the real property upon which the Building stands, common areas, drives, parking areas, walkways and other amenities appurtenant to or servicing the Building, are herein sometimes collectively called the "Real Property." Without in any way limiting or expanding the definition of Premises, the Tenant shall have the right during the term of this Lease to use on a non-exclusive basis and in the manner and to the extent presently used by the Tenant as of the date hereof, the loading dock in the Building and the reception desk (which Tenant may use on an exclusive basis) and reception area presently used by Tenant on the ground floor of the building known as 4305


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Hacienda Drive. The provisions of this Lease that may be applicable thereto will apply to Tenant's use of any portion of the Building or common area outside the Premises.

     3.    Term.

               3.1 Term Commencement. The Premises are leased for a term (the "Term") commencing (i) on the date hereof for the Initial Premises, or (ii) on the date the Committed Expansion Premises, as defined in the Basic Lease Information, or the Expansion Premises, as defined in Section 28.18, is tendered to the Tenant by the Landlord. The Landlord shall notify Tenant as soon as reasonably possible regarding the date when the Committed Expansion Premises will be available for occupancy by Tenant. The Term of this Lease shall expire on the Expiration Date, as defined in Section 3.2 below, or on such earlier date as is provided for herein. As to all portions of the Premises, other than the Initial Premises, should Landlord tender possession of such portions of the Premises to Tenant prior to the date specified for commencement in the Basic Lease Information with respect to such portion of the Premises and Tenant accepts such prior tender, this Lease shall commence on the portions so tendered as of the date the Tenant takes occupancy of such portions. If, for any other reason whatsoever, Landlord cannot deliver possession of any portion of the Premises to Tenant on or prior to the date, if any, specified in the Basic Lease Information or such other date as Landlord may notify Tenant, if no date is specified in the Basic Lease Information, then (A) the validity of this Lease and the obligations of Tenant under this Lease shall not be affected except that the Lease shall commence as to such portion of the Premises upon Landlord's tender of possession thereof to the Tenant; (B) Tenant shall have no claim against Landlord on account of such late delivery; and (C) the Expiration Date of the Term shall not be extended. Within ten (10) days after written request from Landlord, Tenant shall execute and return to Landlord an acknowledgement of the commencement date of the term of this Lease as to each applicable portion of the Premises. Notwithstanding the foregoing, if the term shall not have commenced for any portion of the Premises for which a date is specified in the Basic Lease Information on or before six (6) months after the date set forth in the Basic Lease Information or the date that Landlord notifies Tenant in writing that such space will be available, if no date is specified in the Basic Lease Information, this Lease may be terminated (but only as to that portion of the Premises not delivered) by Tenant or Landlord by written notice to the other within ten (10) days of such date. Upon a termination of this Lease as to any portion of the Premises, as provided in the previous sentence, such space shall become subject to the provisions of Section 28.18 hereof. Landlord shall not voluntarily agree to the extension of the term of any lease that covers space that is part of the Committed Expansion Premises without the prior written consent of Tenant.

               3.2 Expiration Date.

               (a) The Term of this Lease shall expire as to fifty percent (50%) of the Initial Premises and Committed Expansion Premises ("Four Year Space") on September 13, 2002. The Term of this Lease shall expire as to any portion of the Premises that is not Four Year Space ("Five Year Space") on September 13, 2003.

               (b) Tenant shall have the option (the "Four Year Space Option") to extend the


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term of this Lease for six (6) years, with an Expiration Date of September 13,
2008, as to the Four Year Space by giving notice to Landlord on or before September 14, 2001. The notice with regard to the Four Year Space Option (the "Four Year Space Option Notice") shall specify whether or not Tenant elects to exercise the Four Year Space Option and the portion of the Four Year Space on which Tenant elects to exercise the Four Year Space Option. In the event that Tenant fails to give Landlord the Four Year Space Option Notice on or before September 14, 2001, Tenant shall be deemed to have elected to exercise the Four Year Space Option with respect to all of the Four Year Space. In the event that Tenant does not exercise the Four Year Space Option, or exercises, the Four Year Space Option with respect to less than all of the Four Year Space, any portion of the Four Year Space for which the Term is not extended (i) shall comply with the last four sentences of Section 28.16(a) below, and (ii) Tenant shall pay Landlord upon the termination of the Term for such portion of the Four Year Space a termination fee calculated in accordance with Section 28.16(c) below.

               (c) Tenant shall have the option (the "Five Year Space Option") to extend the term of this Lease for five (5) years, with an Expiration Date of September 13, 2008, as to the Five Year Space by giving notice to Landlord on or before September 14, 2002. The notice with regard to the Five Year Space Option (the "Five Year Space Option Notice") shall specify whether or not Tenant elects to exercise the Five Year Space Option and the portion of the Five Year Space on which Tenant elects to exercise the Five Year Space Option. In the event that Tenant fails to give Landlord the Five Year Space Option Notice on or before September 14, 2002, Tenant shall be deemed to have elected to exercise the Five Year Space Option with respect to all of the Five Year Space. In the event that Tenant does not exercise the Five Year Space Option, or exercises the Five Year Space Option with respect to less than all of the Five Year Space, any portion of the Five Year Space for which the Term is not extended (i) shall comply with the last four sentences of Section 28.16(a) below, and (ii) Tenant shall pay Landlord upon the termination of the Term for such portion of the Five Year Space a termination fee calculated in accordance with Section 28.16(c) below. Any of the Tenant's right to terminate this Lease pursuant to this Section 3.2 as to any portion of the Five Year Space shall be subject to the limitations of
Section 28.16.

               (d) Notwithstanding any other provision of this Section 3.2 (i) Tenant must exercise both the Four Year Space Option and the Five Year Space Option as to all of the Four Year Space and all of the Five Year Space unless that portion of the Premises on which the Lease would be terminated as result of the Tenant's failure to exercise the Four Year Space Option and/or the Five Year Space Option is being vacated by Tenant as a result of a move by Tenant of the personnel or equipment using such space to a building or facility of which Tenant owns or controls more than thirty three percent (33%) of the fee interest (or a facility owned or controlled by an entity in which Tenant has not less than a thirty three percent (33%) interest in capital and profits) or in connection with a reduction in Tenant's overall space requirements in the Pleasanton/Dublin area, and (ii) if, as of (y) the date Tenant exercises the Four Year Space Option and/or the Five Year Space Option for less than all of the Four Year Space and/or the Five Year Space or fails to exercise the Four Year Space Option and/or the Five Year Space Option, or (z) the date on which the Lease would otherwise terminate as to any portion of the Four Year Space and/or the Five Year Space as a result of any of Tenant's rights under Sections


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3.2(b) or (c) above, an event of default exists under this Lease and all applicable grace periods have expired, Landlord shall have, in addition to all of Landlord's other rights and remedies under this Lease, the right to extend unilaterally the Term of this Lease to September 13, 2008, for that portion of the Four Year Space or Five Year Space that would have otherwise been terminated as of such date.

               (e) The Base Rent for the Four Year Space during the extension of the Term resulting from the exercise of the Four Year Space Option and the Base Rent for the Five Year Space during the extension of the Term resulting from the exercise of the Five Year Space Option shall be the applicable Base Rent set forth in the Basic Lease Information.

     4.    Base Rent; Additional Charges.

               4.1 Annual Rental. Tenant shall pay to Landlord during the Term at the address set forth in the Basic Lease Information, without demand, offset or deduction, except as otherwise provided herein, Base Rent as set forth in the Basic Lease Information. Base Rent shall be payable on or before the first day of each month, in advance, provided that Base Rent for the partial month commencing on the date hereof shall not be due until three (3) business days after the date hereof. If the Commencement Date or the Expiration Date should occur on a day other than the first or last day of a calendar month, respectively, then the Base Rent for such fractional month shall be prorated on a daily basis based upon the number of days in such month. Base Rent shall commence for the Initial Premises on the date hereof. Base Rent shall not commence on any portion of the Premises provided to Tenant after the date hereof, until sixty (60) days after the date that Landlord tenders possession to Tenant of such portion of the Premises (ninety (90) days in the case of space that Landlord acquires by virtue of the early termination of the prior lease for such space, whether as a result of the default of the tenant in such space, a negotiated early termination, or the recapture of such space pursuant to the terms of the applicable lease "Early Termination Space").

               4.2 Additional Charges. Tenant shall pay to Landlord when due all charges, fees and expenses and other amounts whatsoever as provided in this Lease ("Additional Charges"). Unless otherwise specifically provided for herein, all Additional Charges shall be due within thirty (30) days of Tenant's receipt of Landlord's invoice for the Additional Charges. Landlord shall have the same remedies for Tenant's failure to pay any item of Additional Charges when due as for failure to pay any installment of Base Rent when due.

               4.3 Late Charges. If Tenant fails to pay any Rent (as defined below) within five (5) days after the date the same is due, such unpaid amounts will be subject to a late payment charge equal to four percent (4%) of the unpaid amounts in each instance. The late payment charge has been agreed upon by Landlord and Tenant, after negotiation, as liquidated damages and a reasonable estimate of the additional administrative costs and detriment that will be incurred by Landlord as a result of any such failure by Tenant, the actual costs thereof being extremely difficult if not impossible to determine. Notwithstanding the foregoing, Tenant may be late in making payments of Rent due under the Lease by up to five (5) days after written notice from Landlord on not more than one (1) occasion in any twelve (12) consecutive month


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period (two (2) occasions in the first twelve (12) consecutive months of the
Term) without being obligated to pay a late charge.

               4.4 Payment of Rent. All amounts payable or reimbursable by Tenant under this Lease, including Base Rent, Additional Charges, late charges and interest (collectively, "Rent"), shall constitute rent and shall be payable and recoverable as rent in the manner provided in this Lease. All sums payable to Landlord on demand under the terms of this Lease shall be payable within twenty (20) days after notice from Landlord of the amounts due. All rent shall be paid without offset, recoupment or deduction, except as otherwise provided herein, in lawful money of the United States of America to Landlord at Landlord's Address as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate.

        5. Expenses and Taxes.

               5.1 Definitions. For purposes of this Article 5, the following terms shall have the following meanings:

               (a) "Real Estate Taxes" shall mean all real property taxes and general and special assessments, transit charges, fees or assessments, housing fund assessments, fees or charges, payments in lieu of taxes, and any tax, fee, assessment, charge, imposition or excise levied or assessed (whether at the date of this Lease or thereafter) (i) on the Real Property, any portion thereof or Landlord's interest therein, or Landlord's personal property used in the operation of the Real Property, (ii) on the use or occupancy of the Real Property or any portion thereof, including, without limitation, any tax or levy made against Base Rent, Additional Charges, or gross receipts from the Real Property, (iii) in connection with the business of renting space in the Real Property, or in connection with entering into this Lease or any other lease with respect to the Real Property, or (iv) for housing, police, fire, or other governmental services that are now or hereafter levied or assessed under clauses
(i) through (iii) by any governmental or public entity. Real Estate Taxes shall also include any other tax, fee, or charge that may be levied or assessed as a substitute for any other Real Estate Taxes. Real Estate Taxes shall not include those amounts payable by Tenant pursuant to Section 26.1, or similar amounts attributable to other tenants of the Building. Real Estate Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes but only if such proceeding results in a reduction of Real Estate Taxes. In the event that at any time after the date hereof any assessments that are applicable to the Real Property during the Base Year are satisfied, the amount of such assessments paid during the Base Year (but excluding any prepayment penalty or late charges applicable thereto) shall be deducted from any future calculation of Base Year Real Estate Taxes in computing the Excess Taxes payable in any Comparison Year. In the event that this Lease commences at any time after January 1, 1999, Real Estate Taxes for the Base Year shall be adjusted to reflect a full calendar year of Real Estate Taxes at the fully assessed rate applicable to the Building after the Commencement Date of this Lease.

               (b) "Expenses" shall mean the reasonable and actual costs and expenses paid


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and/or incurred by Landlord as determined in accordance with generally accepted accounting principles, consistently applied ("GAAP"), in connection with the management, operation, maintenance and repair of the Real Property, including, without limitation, (i) the cost of heating, ventilation, air conditioning, steam, electricity, gas, water, sewer service, mechanical, elevator and other systems and all other utilities, and the cost of supplies and equipment and maintenance and service contracts in connection therewith, (ii) the cost of repairs, replacements, general maintenance and cleaning, including, without limitation, the cost of janitorial and other service agreements (provided that the cost of security services shall be subject to Tenant's direct payment obligation under Section 18.2 below), trash removal, painting and paving (none of which shall in any event be considered capital improvements hereunder, provided that to the extent that the cost of painting and paving in any calendar year exceeds One Hundred Thousand Dollars ($100,000) it shall, at Landlord's option, either (y) be allocated over their useful life thereof which shall not be less than five (5) years), or (z) amounts in excess of said One Hundred Thousand Dollars ($100,000) shall be treated as Expenses in subsequent calendar years, provided that such items shall not in an calendar year exceed One Hundred Thousand Dollars ($100,000), (iii) the cost of property (including coverage for earthquake and flood if carried by Landlord), liability, rental income and other insurance relating to the Real Property, and expenditures for deductible amounts paid under such or similar insurance (provided that Landlord shall only be entitled to include as an Expense the cost of earthquake or any other type of insurance to the extent such insurance is reflected in Expenses for the Base Year, either initially or by subsequent adjustment), (iv) wages, salaries, payroll taxes and other labor costs and employee benefits (including without limitation, bonuses and contributions to pension or retirement plans consistent with industry standards) of all on-site employees, and the allocable share of all off-site employees to the extent engaged in the operation, management, maintenance and repair of the Real Property, (v) fees, charges and other costs, including, without limitation, property management fees (which shall be based on a percentage of the gross receipts of the Building not in excess of the lesser of three percent (3%) or the percentage applied in the Base Year) and the fair market rental value of a that portion of the property management office which does not exceed eight hundred and six (806) square feet of Rentable Area, and all such reasonable fees, charged or other costs charged by Landlord if Landlord performs services in connection with the Real Property, (vi) the cost of supplying, replacing and cleaning employee uniforms, (vii) the cost of rentals of capital equipment, (viii) all costs and fees for licenses, inspections or permits that Landlord may be required to obtain, (ix) exterior and interior landscaping, (x) depreciation on personal property used by Landlord on the Real Property, and (xi) reasonable reserves for any periodic items or improvements that would constitute an Expense when paid (but only to the extent reflected in the Expenses for the Base Year either initially or by subsequent adjustment). In addition to the foregoing, Expenses shall include the amortized cost of the following capital improvements: (x) capital improvements made to the Real Property after the date of this Lease as a labor-saving measure or to effect other economies in the operation or maintenance of the Real property (amortized in accordance with GAAP, or, at the Landlord's option, such items may be treated as an Expense in any calendar year up to the amount of the cost savings realized as a result thereof) but only to the extent of any actual reduction in Expenses resulting therefrom, (y) capital improvements made to the Real Property after the date of this Lease that are required under any governmental law or regulation that was not applicable to the Real Property at the date of this Lease (amortized in accordance with GAAP), and/or (z) other capital improvements and


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for the general benefit of the Building (amortized over the greater of the period required by GAAP or five (5) years), provided that the total of all capital improvements under clause (z) shall not exceed two and one-half percent (2 1/2%) of all Taxes and Expenses (for the purpose of such calculation, Taxes shall include the annual amount payable on account of any assessments on the Building that are paid off by Landlord prior to maturity or are otherwise retired prior to maturity). Any capital improvements shall be amortized as provided above with interest in the unamortized balance(s) at the rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements, provided such rate shall not exceed ten percent (10%) per annum (or, if Landlord finances such improvements out of Landlord's funds without borrowing, the rate that Landlord would have paid to borrow such funds, as reasonably determined by Landlord). Notwithstanding the foregoing, Expenses shall not include any of the items listed in Section 5.1(c) below. Notwithstanding anything to the contrary contained in this Section 5, Tenant shall pay the entire cost of electricity service to the computer rooms located in the Parking Garage and elsewhere in the Building (and all expenses associated with any separate metering of such service) and the cost of such electricity shall not be included as an Expense hereunder. In calculating the Base Year Expenses, Expenses that would not ordinarily be incurred on an annual, recurring basis shall be excluded.

               (c) "Expenses" shall not include: (i) amortization or depreciation of the Building or Premises, except as specifically provided for in this Lease; (ii) interest, points, fees and amortization on mortgages or other debt costs or ground lease payments, if any; (iii) legal fees in connection with leasing, tenant disputes or enforcement of leases; (iv) real estate brokers' commissions or any other costs relating to the leasing or sale of the Premises; provided, that the reasonable rental cost of Landlord's management office (not to exceed 806 rentable square feet in area) may be included as an Expense, provided further that to the extent that such office is used to manage buildings or properties other than the Building, the cost thereof shall be equitably apportioned; (v) the cost of any items to the extent Landlord receives reimbursement therefor from insurance proceeds, any warranty on such item, pursuant to any other provision of this Lease or from a third party (such proceeds to be deducted from Expenses in the year in which received); (vi) capital expenditures, except those permitted under clauses (x)-(z) of Section 5.1(b); provided further that Expenses shall not under any circumstances include the first Eight Hundred and Fifty Thousand Dollars ($850,000) expended by Landlord on capital improvements from and after the Commencement Date; (vii) any costs relating to the development of the Building or any development of additional improvements on the Real Property; (viii) any costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements or renovations of existing tenant improvements for any tenant, including the Tenant, in the Building, provided that the foregoing shall not in any way limit or modify Tenant's obligation to reimburse Landlord for the cost of any tenant improvements provided for in the Lease, if any; (ix) any portion of Landlord's general corporate overhead (such as salaries for executives of Landlord and any and all affiliated or related entities and contributions to employee pension plans, except as specifically provided above), provided that Landlord shall be entitled to charge as an Expense a reasonable and customary management fee for properties such as the Building, whether paid to a third party, to Landlord or an affiliate of Landlord; (x) charitable or political contributions by Landlord; (xi) advertising and promotional costs;
(xii) any costs relating to (a) the correction or repair of any defect in the Building, other than normal wear


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and tear and customary repair and maintenance items, (b) the correction or repair of any aspect of the Building that does not comply with applicable building codes and regulations in effect and being enforced as of the Commencement Date, or (c) the removal, remediation or disposal in accordance with applicable laws of any Hazardous Materials (as the term is defined in the Lease) existing on or under the Premises which were placed on or are introduced on the Premises by any party other than Tenant, Tenant's invitees, contractors, employees, invitees, guests, sublessees or assignees; (xiii) costs resulting from the violation by Landlord of applicable laws, statues and regulations or covenants, conditions and restrictions affecting the Building or the Premises;
(xiv) any payments for supplies, materials or services provided or rendered by affiliates of Landlord to the extent that the costs of such supplies, materials and services exceed the costs that would have been paid had the supplies, materials, and services been provided or rendered by parties unaffiliated with Landlord on a competitive basis; (xv) any Expenses paid directly by any tenant in the Building or reimbursable in full by any tenant in the Building; and (xvi) except as otherwise specifically provided for in this Lease, any excess cost resulting from the payment of assessments in other than the maximum number of installments permitted under applicable law.

               (d) "Comparison Year" shall mean each calendar year after the Base Year.

               (e) "Tenant's Share" shall be as provided on the Basic Lease Information. If the rentable area of the Premises or the rentable area of the Building is changed for any reason, Tenant's Share shall be recalculated by dividing the rentable area of the Premises after such occurrence by the Rentable Area of the entire Building after such occurrence.

               (f) "Excess Taxes" with respect to a given Comparison Year shall mean the excess of Real Estate Taxes for that Comparison Year over Real Estate Taxes for the Base Year.

               (g) "Excess Expenses" with respect to a given Comparison Year shall mean the excess of Expenses for that Comparison Year over Expenses for the Base Year.

               5.2 Real Estate Taxes and Expense Gross-Up. Real Estate Taxes and Expenses for any period (including, without limitation, the Base Year) in which the Building is not one hundred percent (100%) occupied shall be adjusted according to Landlord's reasonable estimate to reflect the Real Estate Taxes and Expenses which would be payable if the Building were one hundred percent (100%) occupied.

               5.3 Payment of Tenant's Share of Additional Charges. Commencing on the later of (i) January 1st of the calendar year following the Base Year or
(ii) one month after receipt of a statement from Landlord which sets forth the estimated amount of Tenant's Share of Excess Taxes and Expenses, Tenant shall pay to Landlord, in advance on or before the first day of each month during such Comparison Year, as Additional Charges one twelfth (1/12th) of Tenant's Share of Excess Taxes and Excess Expenses for each Comparison Year in an amount reasonably estimated by Landlord in good faith and billed by Landlord to Tenant. Tenant's Share of Excess Taxes and Excess Expenses shall be calculated separately but shall be aggregated. Landlord shall use commercially reasonable efforts to provide Tenant within one hundred eighty (180) days after the expiration of each Comparison Year with a statement ("Landlord's Statement") setting forth the actual amount of Real Estate Taxes and Expenses for such Comparison Year,


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and Tenant's Share of Excess Taxes and Expenses. In the event that Landlord has not provided the Landlord's Statement within such one hundred and eighty (180) period, then Tenant may give Landlord notice of such fact and Landlord must provide such statement within ninety (90) days of the date of such notice by Tenant or Landlord shall waive any claim for any additional Excess Taxes or Excess Expenses for the Comparison Year in question. If the actual amount of Tenant's Share of Excess Taxes and Expenses due for such Comparison Year differs from the estimated amount of Tenant's Share of Excess Taxes and Expenses paid by Tenant for such Comparison Year, the difference shall be paid by Tenant (whether or not this Lease has terminated) within thirty (30) days after the receipt of Landlord's Statement, or credited against the next installments of Rent due from Tenant hereunder, as the case may be; provided, however, that in no event shall aggregate Excess Taxes and Excess Expenses actually payable for a given Comparison Year be less than zero. Tenant's Share of Excess Taxes and Excess Expenses for any Comparison Year that is less than a full year shall be prorated equitably by Landlord. Notwithstanding any other provision of this Section 5.3, in the event that Landlord in the Base Year incurs Expenses for the capital improvements designated on Exhibit C in excess of the eight hundred and fifty thousand dollars ($850,000) specified in Section 5.1(c), then Tenant shall immediately upon receipt of an invoice from Landlord therefore, commence paying on a monthly basis Tenant's Share of the amortized cost of such excess improvements (amortized in accordance with GAAP and the requirements of Section 5.1(b)).

               5.4 Objections to Statements. If Tenant disputes the amount set forth on the Landlord's Statement, Tenant shall have the right, not later than one hundred eighty (180) days from the date of the receipt of such Landlord's Statement, to initiate and complete an audit at Landlord's offices of Landlord's books and records with respect to the Expenses for such calendar year, subject to the following terms and conditions: (a) No audit shall be conducted at any time that Tenant is in default of any of the terms of this Lease; (b) any audit shall be conducted only by independent certified public accountants practicing for an accounting firm of national prominence, employed by Tenant on an hourly or fixed fee basis, and not on a contingency fee basis; and (c) Tenant shall not audit Landlord's books and records more than one (1) time for any calendar year. Tenant acknowledges that Tenant's right to inspect Landlord's books and records with respect to Expenses for the preceding calendar year is for the exclusive purpose of determining whether Landlord has complied with the terms of the Lease with respect to Additional Charges. Except as required by law or court or administrative order, Tenant shall keep the results of any such audit confidential. The Landlord's Statement shall be appropriately adjusted on the basis of such audit. Tenant shall pay the costs of the audit except if such audit discloses an overstatement, in the aggregate, greater than three and one-half percent (3.5%) of the total Expenses and Real Estate Taxes previously reported, then the cost of such audit shall be borne by Landlord. In the event the audit reveals that Tenant has overpaid Expenses, the amount of the overpayment shall be applied to the next installment of Rent due under the Lease or paid to Tenant in cash if at the end of the Lease Term. In the event the audit reveals that Tenant has underpaid Expenses, the difference shall be paid by Tenant (whether or not this Lease has terminated) within thirty (30) days after the conclusion of the audit.

        6. Acceptance of Premises. Landlord shall have no obligation whatsoever to construct leasehold improvements for Tenant or to repair or refurbish the Premises, other than its repair and maintenance obligations expressly set forth in this Lease, subject to Landlord's obligation to pay Tenant the applicable Tenant Improvement Contribution set forth in the Basic Lease Provisions at the time set forth in the Basic Lease Provisions. Tenant acknowledges and agrees that neither Landlord nor Landlord's employees, contractors, or agents have made any representations or promises with respect to the Building, the Premises or this Lease except as expressly set forth herein. Subject to Landlord's obligation to pay the Tenant Improvement Contribution as and when provided in the Basic Lease Provisions, the taking of possession of the Premises by Tenant shall be conclusive evidence that Tenant accepts the same "as is" and that the Premises and the Building are suited for the use intended by Tenant and were in good and satisfactory condition at the time such possession was taken; provided that for any portion of the Premises other than the Initial Premises: (i) Landlord shall deliver such space to Tenant in the condition in which such space was required to be surrendered to Landlord under the lease for the previous tenant in such space, and (ii) Tenant may notify Landlord within two (2) weeks of Tenant's taking occupancy of such portion of the Premises of any matters such as nonworking lights or electrical outlets, damage to walls or doors or similar matters, that were not in good, working condition and repair as of the date that Tenant took occupancy of such portion of the Premises. Tenant represents and warrants to Landlord that (a) its sole intended use of the Premises is for general office use, including training, demonstration, non-retail sales, marketing, research and development for software and related uses, which has no special requirements, including but not limited to, special security requirements, (b) it does not intend to use the Premises for any other purpose, and (c) prior to executing this Lease it has made such investigations as it deems appropriate with respect to the suitability of the Premises for its intended use and has determined that the Premises is suitable for such intended use.

        7. Common Areas.

               7.1 Right to Use Common Areas. Tenant and Tenant's agents shall have the right to use during the Term the common areas of the Building in common with other persons approved by Landlord, subject to Landlord's rules and regulations and the provisions of this Lease.

               7.2 Alteration by Landlord. Subject to Landlord's obligation to make commercially reasonable efforts to minimize interference with Tenant's business, Landlord hereby reserves the right, at any time and from time to time, without the consent of or liability to Tenant of any kind whatsoever, to make alterations or additions to the Real Property, to change, add to, eliminate or reduce the extent, size, shape, number or configuration of any aspect of the Real Property; to close to the general public any portion of the Real Property, to the extent and for the period necessary to avoid any dedication to the public, to effect any repairs or further construction, or in case of invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's reasonable opinion; to change the arrangement, character, use or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, landscaping, toilets, mechanical, plumbing, electrical or other operating systems of the Real Property.

        8. Use.

               8.1 Permitted Use. The Premises shall be used for general office purposes, training, demonstration, non-retail sales, marketing, research and development for software, incidental storage and related uses, provided that such research and development does not involve the use or storage of Hazardous Materials, as defined below. Notwithstanding the foregoing, no more than twenty-thousand (20,000) square feet of the Premises may be used for training. Tenant's change in use shall be subject to the reasonable consent of Landlord. In addition to the above, Tenant shall be allowed to establish and maintain a cafeteria on the Premises for its employees, contractors and invitees, provided that such cafeteria shall not exceed five thousand rentable square feet in size and shall be only for the distribution of food and beverages and shall not involve any substantial food preparation activities, without Landlord's prior approval.

               8.2 No Nuisance. Tenant shall not allow, suffer or permit the Premises or any use thereof to constitute a nuisance or unreasonably interfere with the safety, comfort or enjoyment of the Building by Landlord or any other occupants of the Building or their customers, invitees or any others lawfully in, upon or about the Building or its environs.

               8.3 Compliance with Laws. Tenant, at Tenant's expense, shall comply with and cause all of Tenant's agents to comply with all applicable laws, ordinances, rules and regulations of governmental authorities applicable to the Premises and all rest rooms on floors occupied entirely by Tenant, whether or not a part of the Premises, or the use or occupancy thereof, including, without limitation, all laws relating to the existence, use, handling, or discharge of Hazardous Materials (as hereinafter defined) and all access laws or codes, including, without limitation, the Americans With Disabilities Act and Title 24 of the California Administrative Code (collectively, the "Laws"); provided that Tenant shall not be obligated to make any alterations to the electrical, mechanical, heating, ventilation or air conditioning, life safety or plumbing systems of the Building (collectively the "Building Systems"), structural elements of the Building or common areas pursuant to this Section 8.3, whether or not located within the Premises, unless such alterations are (i) caused by Tenant's activities in or Alterations to the Premises, and are mandated by Laws that were not in effect or not enforced as of the date hereof, (ii) caused by any use of the Premises, other than the Initial Premises, by Tenant that is in excess of or different from normal and customary general office use, or (iii) caused as a result of any alterations required in connection with any subleasing of all or any portion of the Premises. In the event that any alterations to (i) the so-called path of travel, or (ii) any sprinkler or life safety systems in the Building, are required as a result of any Alterations made by Tenant to the Premises, Tenant shall pay the cost of such path of travel, sprinkler or life safety systems alterations. Tenant acknowledges that the Real Property and this Lease are subject to that certain Declaration of Covenants, Conditions and Restrictions for Hacienda Business Park (No.2) dated as of April 30,1998, as may be amended from time to time (the "CC&R's") and that the provisions of the CC&R's are an integral part of this Lease.

               8.4 Hazardous Materials. Tenant shall not cause or suffer or permit any Hazardous Materials, as defined below, to be brought upon, kept, used, discharged, deposited or leaked in or about the Premises or the Real Property by Tenant or any of Tenant's agents (other than Landlord or its agents, employees or contractors), except to the extent such Hazardous

Materials are customarily kept or used in customary amounts by typical office tenants and are kept and used in accordance with all applicable laws. If, during the Term, Tenant breaches the obligations stated in the preceding sentence, or if the presence of any Hazardous Material on the Premises or the Real Property caused or suffered or permitted by Tenant or any of Tenant's agents or by anyone in the Premises (other than Landlord or its agents, employees or contractors) results in contamination of the Premises or the Real Property during the Term, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, damages, costs, liabilities and expenses (including, without limitation, diminution in value or use of the Real Property, attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination. This indemnification shall include, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work on or under the Premises and shall survive the termination of this Lease. "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local, state or federal governmental authority or by common law decisions, including without limitation (i) all chlorinated solvents, (ii) petroleum products or by-products, (iii) asbestos and (iv) polychlorinated biphenyls.

               8.5 Building Systems.

               (a) Tenant shall not, without the prior consent of Landlord, (i) bring into the Building or the Premises anything that may cause substantial noise, odor or vibration, overload the floors in the Premises or the Building or any of the Building Systems, or jeopardize the structural integrity of the Building or any part thereof; (ii) connect to the utility systems of the Building any apparatus, machinery or other equipment other than typical office equipment; or (iii) connect to any electrical circuit in the Premises any equipment or other load with aggregate electrical power requirements in excess of 80% of the rated capacity of the circuit. The provisions of this Section shall not apply to the uses, configuration of improvements, density, utility requirements or any other similar matters relating to the Initial Premises, or any portion of the Premises added to this Lease after the date hereof that is similarly configured, used, improved and with similar utility requirements as the initial portion of the Premises.

               (b)

                    (i) In the event that Tenant's use of the Premises or the configuration of Tenant's tenant improvements in the Premises places requirements or loads on the Building Systems in excess of that of customary office tenants in the Pleasanton-San Ramon area, and as a result thereof, Landlord is required to increase the capacity or otherwise improve the Building Systems, Tenant shall pay the reasonable cost of such increases in capacity or improvements that are attributable to Tenant's requirements that are in excess of customary office tenants in the Pleasanton-San Ramon area. The provisions of the preceding sentence shall not apply to electrical usage which is dealt with in Section 8.5(b)(ii) below nor shall it apply to any aspect of the Initial Premises. Tenant acknowledges that Landlord is making no representation that the Building Systems are sufficient or adequate for Tenant's use and occupancy of the Building.

                    (ii) In the event that at any time during the term hereof the aggregate electrical requirements of the Premises, calculated on a per rentable square foot basis, exceeds the electrical capacity of the Building calculated on a per rentable square foot basis, which shall equal the total electrical capacity of the Building, less the Building System usage, divided by the total rentable square feet in the Building, then Tenant shall pay all cost to increase the electrical capacity available to the Premises by a sufficient amount to remedy such deficiency.

                    (iii) Subject to the provisions of Section 9.1(c), at any time from and after the date hereof, Tenant agrees that Tenant shall reimburse Landlord for any amounts expended by Landlord, up to a maximum of Thirty Thousand Dollars ($30,000) to repair and correct certain deficiencies identified by Landlord in the chillers and related calibration and regulation equipment for the Building. Tenant shall reimburse Landlord for such amount within fifteen
(15) days of Landlord's demand therefore. Notwithstanding the foregoing, Tenant may do the work described in this Section 8.5(b)(iii) itself prior to the date hereof, in which case, Tenant shall not be obligated to reimburse Landlord for any such work as provided in this Section.

        9. Alterations and Tenant's Property.

               9.1 Alterations.

               (a) Tenant shall not before or during the Term make or suffer to be made any alterations, additions or improvements in or to the Premises (herein collectively called "Alterations") without first obtaining Landlord's written consent thereto based on detailed plans and specifications submitted by Tenant; provided, however, Landlord's consent shall not be required if the Alterations made by Tenant cost less than One Hundred Thousand Dollars ($100,000) per Alteration (provided that in no event shall the total Alterations made by Tenant without Landlord's consent during any calendar year (12) month period exceed the lesser of (x) Two Hundred Fifty Thousand Dollars ($250,000) or (y) three dollars ($3.00) per rentable square foot of the Premises) and said Alterations do not materially affect the structural integrity or Building Systems of the Building, cause Landlord's insurance costs to increase, or violate the provisions of any insurance policy held by Landlord with respect to the Real Property, and are not visible from the exterior of the Building. Landlord's consent may be withheld in Landlord's sole discretion if Alterations will materially affect the structural integrity of the Building or Building Systems, cause Landlord's insurance costs to increase, violate the provisions of any insurance policy held by Landlord with respect to the Real Property, or be visible from the exterior of the Building; otherwise Landlord's consent shall not be unreasonably withheld; provided further that, Landlord's consent shall not be unreasonably withheld in connection with any Alterations that are substantially consistent with the tenant improvements in the Initial Premises. Notwithstanding any other provision of this Section 9.1(a), in the event that Tenant seeks to make any Alterations in connection with a cafeteria in the Premises (i) such Alterations shall be subject to Landlord's approval, in Landlord's sole and absolute discretion, to the extent that such Alterations involve any substantial food preparation or long-term food storage, and (ii) to the extent not subject to clause (i) Landlord shall have the right in any event to review and reasonably approve or disapprove the plans therefore.

               (b) If the consent by Landlord to the Alteration is required, such consent shall be withheld or given by Landlord as soon as reasonably possible but in any event within fifteen (15) days after request by Tenant and at the time such consent is given (or, in the case of Alterations for which Landlord's consent is not required, within fifteen (15) days after receiving notice of the proposed Alteration), Landlord shall inform Tenant whether or not Tenant shall be obligated to remove the Alteration upon the expiration or earlier termination of the Lease; provided that, notwithstanding any other provision of this Lease, Tenant shall not be obligated to remove the tenant improvements in the Initial Premises or any similarly configured tenant improvements constructed after the date hereof and Tenant shall be obligated to remove any cafeteria improvements. In the event that Landlord fails to inform Tenant that Tenant will be required to remove such Alteration at the end of the Term, then Tenant shall not be required to remove such Alteration. Notwithstanding any other provision hereof, (i) Tenant shall give Landlord not less than ten (10) days notice of the commencement of work on any Alteration, and (ii) any Alterations constructed by Tenant in connection with any new space added to the Premises after the date hereof shall not be subject to, or add to, the dollar limitation set forth above and shall not require Landlord's consent, provided that such Alterations do not materially affect the structural integrity or Building Systems of the Building and provided that such Alterations are consistent in type and quality with the existing improvements in the Initial Premises. All work by Tenant shall be performed with new materials, in a good and workmanlike manner, at Tenant's expense by contractors approved by Landlord, or in case that such work involves the structural integrity of the Building or the Building Systems Landlord may designate the contractors. Landlord's right to review and approve (or withhold approval of) Tenant's plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Real Property and Landlord's interests. No approval or consent by Landlord shall be deemed or construed to be a representation or warranty by Landlord as to the adequacy, sufficiency, fitness or suitability thereof or compliance thereof with applicable Laws or other requirements.

               (c) Within eighteen (18) months of the date hereof Tenant shall provide written notice to Landlord regarding whether Tenant intends to continue to occupy any portion of the Premises as a separate raised floor computer room. In the event that Tenant gives notice within such eighteen (18) month period that Tenant intends to occupy any portion of the Premises as a separate raised floor computer room, or in the event that Tenant fails to give such notice within such eighteen (18) month period but does, in fact, continue to occupy any portion of the Premises as a separate raised floor computer room, Tenant shall, subject to compliance with all applicable laws, codes, statutes and regulations and the requirements of the HBPOA, install and maintain a supplemental air conditioning unit in the approximate location shown on Exhibit G, or other location mutually agreeable to Landlord and Tenant, of sufficient size and capacity to provide all cooling and HVAC needs for the then existing raised floor computer rooms maintained by Tenant in the Premises. In addition, Tenant shall have the right to install on the Real Property such piping, conduits, electrical and other connections as may be necessary to enable such supplemental air conditioning unit to perform effectively, provided that any such piping, conduits, electrical and other connections shall either be installed in existing raceways or in such locations as Landlord may reasonably approve. All plans and specifications for any portion of the foregoing improvements to be installed within the Building or the Parking Garage shall be subject to Landlord's consent, which shall not be unreasonably withheld, conditioned or delayed. All work by Tenant shall be performed with new materials, in a good and workmanlike manner, at Tenant's expense by contractors approved by Landlord, or in case that such work involves the structural integrity of the Building or the Building Systems Landlord may designate the contractors. Tenant and Tenant's contractors shall abide by all of Landlord's reasonable rules and regulations relating to such construction or installation. Landlord's right to review and approve (or withhold approval of) Tenant's plans, drawings, specifications, contractor(s) and other aspects of construction work proposed by Tenant is intended solely to protect Landlord, the Real Property and Landlord's interests. Tenant shall take reasonable efforts to minimized interference with existing tenants in the installation of such unit and related facilities and shall repair any damage caused as a result of such installation. Tenant shall maintain such unit and related facilities in good condition and consistent with the other elements of the Real Property. Upon the termination of this Lease, Tenant shall remove such unit and related facilities and repair any damage caused by such removal. In the event that Tenant installs the unit described in this Section 9.1(c), Tenant shall not be obligated to pay, or if previously paid (including if Tenant performed such work itself prior to the date hereof), shall be entitled to a reimbursement for, the sums specified in
Section 8.5(b)(iii) above. Landlord and Tenant acknowledge that Tenant may perform the work described in this Section 9.1(c) prior to the date of this Lease, in which case this Section 9.1(c) shall be null and void and Tenant shall have no obligation to make the reimbursement described in Section 8.5(b)(iii).

               9.2 Construction Process. Before making any Alterations (other than those with respect to which Landlord's consent is not required), Tenant shall submit to Landlord for Landlord's prior approval reasonably detailed final plans and specifications prepared by a licensed architect or engineer (to the extent reasonably required), a copy of the construction contract, including the name of the contractor and all subcontractors proposed by Tenant to make the Alterations and a copy of the contractor's license. Tenant shall reimburse Landlord upon demand for any actual expenses incurred by Landlord in connection with any Alterations made by Tenant, including actual and reasonable fees charged by Landlord's contractors or consultants to review plans and specifications prepared by Tenant and, if reasonable, to update the existing as-built plans of the Building to reflect the Alterations. Tenant shall obtain all applicable permits, authorizations and governmental approvals and deliver copies of the same to Landlord before commencement of any Alterations. Tenant shall provide Landlord with one set of plans and specifications for all Alterations, whether or not Landlord's approval of such Alterations is required.

               9.3 Removal of Property. All Alterations shall become the property of Landlord, and shall be surrendered to Landlord, upon the expiration or earlier termination of this Lease; provided, however, that this provision shall not apply to movable equipment, trade fixtures, computers and peripheral equipment and cabling, and personal property or furniture which are owned by Tenant. Notwithstanding the foregoing, Tenant shall have the affirmative obligation, to remove Tenant's personal property, trade fixtures and specialty improvements installed by Tenant, including, but not limited to all computer rooms, any tenant improvements in connection with any cafeteria use, fiber optic cabling and satellite dishes; provided that, notwithstanding any other provision of this Lease, Tenant shall have no obligation to remove (i) the tenant improvements in the Initial Premises and any similarly configured tenant improvements in any other portion of the Premises, or (ii) cabling in the Initial Premises or in any other portion of the Premises delivered to Tenant after the date hereof that has cabling in it from a previous tenant when delivered to Tenant. Tenant waives and releases its rights under Section 1019 of the California Civil Code, or any similar law, statute or ordinance now or hereafter in effect, to the extent inconsistent with the provisions of this Lease. Tenant's obligations under this Section shall survive any termination of this Lease.

        10. Repairs and Other Work.

               10.1 Tenant's Obligations. Tenant shall at all times during the Term maintain the Premises in good, clean and sanitary condition and, at Tenant's cost and expense, shall make all repairs and replacements as and when necessary to preserve the Premises in good working order and condition; provided that the Tenant shall not be obligated to repair or maintain the Building Systems or the structural elements of the Building located within the Premises unless such repair or maintenance is necessitated by Tenant's specific use of the Premises or the Real Property (as opposed to office use generally) or any act or omission of Tenant, its agents, contractors, employees or invitees; provided that Tenant shall only be responsible for its invitees while they are on the Premises. Except as otherwise specifically set forth herein, Landlord shall not be liable for, and there shall be no abatement of Base Rent or Additional Charges, with respect to, any injury to or interference with Tenant's business arising from any repairs, maintenance, alteration or improvement in or to any portion of the Real Property, including, without limitation, the Premises, or in or to the fixtures, appurtenances and equipment therein.

               10.2 Landlord's Obligations. Landlord shall at all times during the Term maintain the Building, the structural elements of the Building, and the common areas in good, clean and sanitary condition and shall make all repairs and replacements as and when necessary. Landlord shall maintain the Real Property in compliance with Laws; provided that Landlord shall not be obligated to make any repairs or do any maintenance that is Tenant's obligations under
Section 10.1. Without limiting the generality of the foregoing and notwithstanding any other provision of this Lease which may require Tenant to perform the same or similar work, Landlord shall (i) no later than two (2) years from the date hereof make the "Mandatory Capital" improvements designated on Exhibit C, (ii) on the date that such improvements are required under applicable laws, codes or regulations make the capital improvements designated as "Code Triggered" capital improvements on Exhibit C, and (iii) on the date that such improvements are required as a result of Tenant's occupancy of any portion of the Premises other than the Initial Premises make the capital improvements designated as "Occupancy Triggered" capital improvements on Exhibit C. All such work by Landlord shall be done with new materials and in a good and workmanlike manner. In the event that Landlord fails to make repairs as required hereunder within ten (10) days after written notice by Tenant, Tenant shall give Landlord a second notice and if Landlord fails to make such repairs within five (5) days after such second written notice by Tenant, or fails to commence to make such repairs within such periods of time and thereafter diligently prosecute such repairs to completion, Tenant may make the repairs and seek immediate reimbursement from Landlord. In the event Landlord disputes Tenant's right to make such repairs, such dispute shall be arbitrated pursuant to Section 28.21 hereof. If such arbitration determines that Tenant was entitled to make such repairs and that Landlord owes Tenant for the cost thereof and Landlord fails to reimburse Tenant within thirty (30) days of the conclusion of such arbitration, Tenant shall be entitled to deduct the cost of such repairs from Rent; provided that any such deduction shall not exceed one hundred thousand dollars ($100,000) in any calendar year. As a material part of the consideration for this Lease, Tenant hereby waives any benefits of any applicable existing or future Law, including the provisions of California Civil Code Sections 1932(1), 1941 and 1942, that allows a tenant to make repairs at its landlord's expense.

               10.3 Conditions Applicable to Repairs and Other Work. All repairs, replacements, and reconstruction (including, without limitation, all Alterations) made by or on behalf of Tenant or any of Tenant's agents shall be made and performed (a) at Tenant's cost and expense and at such time and in such manner as Landlord may reasonably designate, (b) by contractors or mechanics reasonably approved by Landlord, (c) with new materials and in a good and workmanlike manner, (d) in accordance with such reasonable requirements as Landlord may impose with respect to insurance and bonds to be obtained by Tenant in connection with the proposed work, (e) in accordance with the Rules and Regulations for the Real Property reasonably adopted by Landlord from time to time and in accordance with all applicable laws and regulations of governmental authorities having jurisdiction over the Premises, (f) so as not to interfere with the use and enjoyment of the Building by Landlord, other tenants of the Building or any other persons, and (g) in compliance with such other requirements as Landlord may reasonably impose, including requirements similar to those specified in Sections 9.1 and 9.2.

        11. Liens.

               11.1 Tenant shall keep the Premises and the Real Property free from any liens during the term of the Lease, except to the extent caused by Landlord. In the event that Tenant shall not, within thirty (30) days following notice of the imposition of any such lien, cause same to be released of record by payment or posting of a bond fully satisfactory to Landlord in form and substance, Landlord shall have, in addition to all other remedies provided herein and by law, the right (but not the obligation) to cause the lien to be released by such means as Landlord shall deem reasonably proper, including, without limitation, payment of the claim giving rise to such lien. All such sums paid by Landlord and all actual and reasonable expenses incurred by it in connection therewith shall be considered Additional Charges and shall be payable by Tenant within thirty (30) days after written demand by Landlord with interest thereon from the date of expenditure by Landlord at the Interest Rate (as defined in Section 20.4). Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or that Landlord shall deem reasonably proper for the protection of Landlord, the Premises, the Real Property and any other party having an interest therein, from mechanics', materialmen's and other liens. In addition to all other requirements contained in this Lease, Tenant shall give to Landlord at least ten (10) days' prior written notice of commencement of any construction on the Premises.

        12. Subordination.

               12.1 Subordination. Tenant agrees that this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases that may now exist or hereafter be executed affecting the Real Property or any portion thereof, and (b) the lien of any mortgage, deed of trust, or other security instrument that may now exist or hereafter be executed in any amount for which the Real Property or any portion thereof or interest therein is specified as security (each, an "Encumbrance"); provided that such prior interest shall recognize Tenant's rights hereunder so long as Tenant complies with the terms and conditions of this Lease. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated to this Lease any such ground leases, underlying leases or liens. If any ground lease or underlying lease terminates for any reason or any mortgage or other security instrument is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall attorn to and become the tenant of the successor-in-interest to Landlord at the option of such successor-in-interest provided that such successor-in-interest shall recognize and agree to be bound by the terms of this lease. The provisions of this Section shall be self-operative and no further instrument shall be required to effect the provisions of this Section. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver, within ten (10) days after demand by Landlord and in the form reasonably requested by Landlord, any additional documents evidencing the foregoing.

               12.2 Notice to Mortgagee. Tenant agrees to give any holder of any Encumbrance covering any part of the Real Property ("Mortgagee"), by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases, or otherwise) of the address of such Mortgagee. If Landlord shall have failed to cure such default within thirty (30) days from the effective date of such notice of default, then the Mortgagee shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time of if possession is required to effect any such cure, then such additional time as may be necessary to cure such default, including any period of time required for the Mortgagee to obtain possession of the Premises by a receiver or other summary remedy; provided that the Mortgagee is diligently prosecuting the cure thereof to completion and this Lease shall not be terminated so long as such remedies are being diligently pursued.

               13. Surrender. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises and all tenant improvements and Alterations to Landlord broom-clean; provided, however, that, except as provided in Section
9.3 above, prior to the expiration or termination of this Lease, Tenant shall remove all telephone and other cabling installed in the Building by Tenant and remove from the Premises all Tenant's personal property and any trade fixtures and all Alterations that Landlord has elected to require Tenant to remove as provided in Section 9, and repair any damage caused by such removal. If such removal is not completed before the expiration or termination of the Term, Landlord shall have the right (but no obligation) to remove the same, and Tenant shall pay Landlord on demand for all costs of removal and storage thereof and for the rental value of the Premises for the period from the end of the Term through the end of the time reasonably required for such removal. Landlord shall also have the right to retain or dispose of all or any portion of such property if Tenant does not pay all such costs and retrieve the property within thirty
(30) days after notice from Landlord (in which event title to all


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

such property described in Landlord's notice shall be transferred to and vest in Landlord). Tenant waives all Claims (as defined in Section 20.2) against Landlord for any damage or loss to Tenant resulting from Landlord's removal, storage, retention, or disposition of any such property. Upon expiration or termination of this Lease or of Tenant's possession, whichever is earliest, Tenant shall surrender keys to the Premises or any other part of the Building and shall deliver to Landlord keys for or make known to Landlord the combination of locks on all safes, cabinets and vaults that may be located in the Premises. Tenant's obligations under this Section shall survive the expiration or termination of this Lease.

        14. Destruction.

               14.1 Repair. In the event of any casualty, damage or destruction ("Casualty") to any portion of the Premises and subject to the provisions of Sections 14.3 and 14.4 below, (i) if the Premises can, in Landlord's reasonable opinion, be repaired within one (1) year of the date of such Casualty, and if the portion of the Premises destroyed constitutes no more than forty thousand (40,000) rentable square feet, such casualty, damage or destruction shall be deemed a "Minor Casualty," (ii) if the portion of the Premises destroyed is less than forty thousand (40,000) rentable square feet, but in the Landlord's reasonable opinion such casualty cannot be repaired in less than one year from the date of such Casualty such Casualty, shall be deemed a "Medium Casualty." Any Casualty that is not a Minor or Medium Casualty shall be deemed a "Major Casualty." In the event of a Minor Casualty, or in the event of a Medium or Major Casualty with respect to that portion of the Premises, if any, for which the Lease is not terminated, Landlord shall proceed promptly to make the necessary repairs in accordance with Section 14.4 below. Landlord's opinion regarding time to repair shall be delivered to Tenant within sixty (60) days after the date of the damage in the case of any Casualty. In all cases repairs shall cover all common areas and paths of travel and, if required to repair, Landlord shall proceed diligently to commence and complete such repairs. All of the calculations of percentage of destruction shall be done on the basis of square footage destroyed.

               14.2 Tenant's Right to Terminate.

               (a) In the event of a Medium Casualty, Tenant shall have the right to terminate the Lease as to the portion of the Premises destroyed by such Medium Casualty by delivery of written notice to Landlord within thirty (30) days after Tenant receives Landlord's notice of its opinion of the time required to repair. Upon termination, Base Rent and Additional Charges pursuant to
Article 5 shall be apportioned as of the date of the damage, unless Tenant has used and occupied the portion of the Premises affected by such Medium Casualty after the date of damage, in which case the Base Rent and Additional Charges shall be apportioned as of the date Tenant vacates the applicable portion of the Premises.

               (b) In the event of a Major Casualty Tenant shall have the right to terminate the Lease by delivery of written notice to Landlord within thirty
(30) days after Tenant receives Landlord's notice of its opinion of the time required to repair. Upon termination, Base Rent and Additional Charges pursuant to Article 5 shall be apportioned as of the date of the damage, unless Tenant has used and occupied the Premises after the date of damage, in which case the

Base Rent and Additional Charges shall be apportioned as of the date Tenant vacates the Premises.

               14.3 Landlord's Right to Terminate. In the event (i) the uninsured portion of any damage to or destruction of the Real Property equals or exceeds twenty-five percent (25%) of the replacement cost of the Building; (ii) the Term will expire within one (1) year from the date of any material damage to or destruction of the Premises and Tenant fails to extend the term in accordance with any right expressly granted in this Lease within thirty (30) days after the date of damage; (iii) in the reasonable judgment of Landlord, adequate proceeds (excluding any deductible amounts) are not, for any reason other than Landlord's gross negligence or willful misconduct, made available to Landlord from Landlord's insurance policies (and/or from Landlord's funds made available for such purpose, at Landlord's sole option) to make the required repairs; or (iv) in the reasonable judgment of Landlord, the Premises and the Real Property cannot be substantially repaired and restored under applicable laws within one
(1) year from the date of the casualty, Landlord may elect to terminate this Lease (or in the case of a Medium Casualty the Lease as to the portion of the Premises destroyed by such Medium Casualty) as hereinafter provided. Landlord may terminate this Lease for the reason stated in this Section 14.3, by delivery of written notice to Tenant within sixty (60) days after the date of damage or destruction.

               14.4 Extent of Repair Obligations. If this Lease is not terminated pursuant to Section 14.2 or 14.3 above, Landlord shall repair the structure of the Building and, to the extent of available insurance proceeds, all improvements in the Premises except for Alterations made in the Premises by Tenant, which are more extensive or costly in any substantial respect from the tenant improvements existing in the Initial Premises; provided that Landlord shall not have any obligation to replace the tenant improvements for any computer rooms. All such repairs shall be performed in a good and workmanlike manner and shall restore the items repaired to substantially the same or better usefulness, design and construction as existed immediately before the damage. All work by Tenant shall be performed in accordance with the requirements of
Section 10.3 above. The Base Rent and Additional Charges payable by Tenant shall abate in proportion to the portion of the Premises rendered untenantable or reasonably unusable. In the event of any termination of this Lease, the proceeds from any insurance paid by reason of damage to or destruction of the Real Property or any portion thereof shall belong to and be paid to Landlord, except for proceeds payable under Tenant's insurance policies, to the extent such proceeds relate to damage or destruction to Tenant's personal property.

               14.5 Waiver of Subrogation. As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with such waiver.

               14.6 Non-Application of Certain Statutes. The provisions of this Lease constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Real Property. Any statute or regulation of the State of California or any other governmental authority or body, including, without limitation, Sections 1932(2), 1933(4), 1941 and 1942 of the California Civil Code, with respect to any rights or obligations concerning any such damage or destruction, shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Building.

        15. Insurance.

               15.1 Insurance on Tenant's Property. Tenant shall during the Term provide insurance coverage for all risks of physical loss or damage insuring the full replacement value of Tenant's Alterations, Tenant's trade fixtures, furnishings, equipment and all other items of personal property of Tenant.

               15.2 Tenant's Liability Insurance. Tenant shall during the Term of the Lease provide broad form commercial general liability insurance, and automobile liability insurance, each with a minimum combined single limit of liability of at least Five Million Dollars ($5,000,000), and statutory worker's compensation insurance with a Five Million Dollar ($5,000,000) employer's liability limit covering all of Tenant's employees. Notwithstanding the foregoing in the event of any permitted assignment or sublease of all or a portion of the Premises, such assignee or sublessee shall only be required to provide insurance of the type required by this Section 15.2 in the amount of Two Million Dollars ($2,000,000). Tenant's liability insurance policy or policies shall: (i) include premises and operations liability coverage, products and completed operations liability coverage, broad form property damage coverage including completed operations, blanket contractual liability coverage including, to the maximum extent possible, coverage for the indemnification obligations of Tenant under this Lease, fire legal liability insurance, and personal and advertising injury coverage; (ii) provide that the insurance company has the duty to defend all insureds under the policy; (iii) provide that defense costs are paid in addition to and do not deplete any of the policy limits; and (iv) cover liabilities arising out of or incurred in connection with Tenant's use or occupancy of the Premises or the Real Property; (v) extend coverage to cover liability for the actions of Tenant's agents, contractors, employees and invitees. Each policy of liability insurance required by this Section shall: (i) contain a cross liability endorsement or separation of insureds clause; (ii) provide that any waiver of subrogation rights or release prior to a loss does not void coverage; (iii) provide that it is primary to and not contributing with, any policy of insurance carried by Landlord covering the same loss; (iv) provide that any failure to comply with the reporting provisions shall not affect coverage provided to Landlord, its partners, property managers and Mortgagees; and (v) name Landlord, its partners, the property manager of the Real Property (the "Property Manager"), and such other parties in interest as Landlord may from time to time reasonably designate to Tenant in writing, as additional insureds. Such additional insureds shall be provided at least the same extent of coverage as is provided to Tenant under such policies. All endorsements effecting such additional insured status shall be at least as broad as additional insured endorsement form number CG 20 11 11 85 promulgated by the Insurance Services Office.

               15.3 Form of Policies. All insurance policies required to be carried by Tenant under this Lease shall (i) be written by companies having rating classifications of "A" or better and financial size category ratings of "VII" or better according to the latest edition of the A.M. Best Key Rating Guide and authorized to do business in California, (ii) name Landlord, and any other parties designated by Landlord as additional insureds, (iii) as to liability coverages, be written on an "occurrences" basis, (iv) provide that Landlord shall receive thirty (30) days' notice from the insurer before any cancellation or change in coverage, and (v) contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurer to pay the amount of any loss sustained. Each such policy shall contain a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord and that any coverage carried by Landlord shall be excess insurance. Any deductible amounts under any insurance policies required hereunder shall be subject to Landlord's prior written approval (which shall not be unreasonably withheld) and in any event Tenant shall be liable for payment of same in the event of any casualty; provided that in no event shall such deductible be less than five thousand dollars ($5,000) nor more than fifty thousand dollars ($50,000), provided that such deductible shall be subject to reasonable adjustment by Landlord depending on the financial condition of PeopleSoft. Tenant shall deliver reasonably satisfactory evidence of such insurance to Landlord on or before the Commencement Date, and thereafter at least thirty (30) days before the expiration dates of expiring policies; and, in the event Tenant shall fail to procure such insurance or to deliver reasonably satisfactory evidence thereof within five (5) business days after written notice from Landlord of such failure, Landlord may, at its option and in addition to Landlord's other remedies in the event of a default by Tenant hereunder, procure such insurance for the account of Tenant, and the cost thereof shall be paid to Landlord as Additional Charges. Notwithstanding the foregoing, if any such insurance expires without having been renewed by Tenant, Landlord shall have the option, in addition to Landlord's other remedies, to procure such insurance for the account of Tenant immediately and without notice to Tenant, and the cost thereof shall be paid to Landlord as Additional Charges.

               15.4 Landlord's Insurance. During the Term, Landlord shall insure the Building (including all tenant improvements, excluding Alterations, except for Alterations constructed by Tenant at the commencement of Tenant's occupancy of a particular space and excluding any property which Tenant is obligated to insure) for, at least, ninety percent (90%) of its full replacement cost, excluding land, foundations, footings and underground installations, subject to a deductible amount to be agreed upon between Landlord and Tenant but which shall not be less than five thousand dollars ($5,000) nor more than twenty five thousand dollars ($25,000) other than with respect to earthquake coverage, against damage with All-Risk insurance (including earthquake coverage to the extent available on commercially reasonable terms and with a deductible amount as would be customary for similar properties) and Commercial General Liability Insurance. The Commercial General Liability Insurance shall be in the amount of not less than Two Million Dollars ($2,000,000). Landlord may, but shall not be obligated to, obtain and carry any other form or forms of insurance as Landlord and Tenant may mutually agree in writing or as Landlord may be required to carry by any mortgagee under any mortgage encumbering the Building or the Premises.

               15.5 Compliance with Insurance Requirements. Tenant shall not do anything, or suffer or permit anything to be done, in or about the Premises that shall invalidate or be in conflict with the provisions of any fire or other insurance policies covering the Building or any property located therein. Tenant, at Tenant's expense, shall comply with, and shall cause all occupants of the Premises to comply with, all applicable customary rules, orders, regulations or requirements of any board of fire underwriters or other similar body.

               15.6 Updating Coverage. Tenant shall increase the amounts of insurance as reasonably required by any Mortgagee, and, not more frequently than once every three (3) years, as recommended by Landlord's insurance broker, if, in the commercially reasonable opinion of either of them, the amount of insurance then required under this Lease is not comparable to that required by similar owners on similar properties in the Pleasanton-San Ramon area. Any limits set forth in this Lease on the amount or type of coverage required by Tenant's insurance shall not limit the liability of Tenant under this Lease.

               15.7 Certificates of Insurance. Prior to the Commencement Date, and not less than thirty (30) days prior to expiration of any policy thereafter, Tenant shall furnish to Landlord a copy of a certificate of insurance reflecting that the insurance required by this Section is in force, accompanied by an endorsement showing the required additional insureds satisfactory to Landlord in substance and form.

        16. Eminent Domain.

               16.1 Effect of Taking. If fifty percent (50%) or more of the Premises is permanently condemned or taken (or any transfer is made in lieu thereof) before or during the Term for public or quasi-public use, (each of which events shall be referred to as a "taking"), this Lease shall automatically terminate as of the date of the vesting of title. If less than fifty percent (50%) of the Premises is so taken, this Lease shall automatically terminate as to the portion of the Premises so taken as of the date of the vesting of title as a result of such taking. If fifty percent (50%) or more of the Real Property is taken as to render the Building incapable of economically feasible operation as reasonably determined by Landlord, this Lease may be terminated by Landlord, as of the date of the vesting of title as a result of such taking, by written notice to Tenant within sixty (60) days following notice to Landlord of the date on which said vesting will occur. If any portion of the Premises is permanently taken as to render the Premises or the remaining portion thereof unusable by Tenant for the normal operation of Tenant's business or the Premises, this Lease may be terminated by Tenant as of the date of the vesting of title as a result of such taking, by written notice to Landlord within sixty (60) days following notice to Tenant of the date on which said vesting will occur. If this Lease is not terminated as a result of any taking, Landlord shall restore the Building to an architecturally whole unit; provided, however, that Landlord shall not be obligated to expend on such restoration more than the amount of condemnation proceeds actually received by Landlord nor do more work than that described in
Section 14.3, unless Tenant pays to Landlord in advance the difference between the cost of such restoration and the amount of the condemnation proceeds received by Landlord. In no event shall Landlord have any obligation to repair or replace any of Tenant's personal property, trade fixtures, or Alterations.

               16.2 Award. Landlord shall be entitled to the entire award for any taking, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in any taking; provided, however, that nothing contained herein shall be deemed to give Landlord any interest in any separate award made to Tenant for its relocation expenses, the taking of personal property and fixtures belonging to Tenant, the unamortized value of improvements made or paid for by Tenant or the interruption of or damage to Tenant's business, provided that such separate award does not diminish, in any way, Landlord's award on account of such taking.

               16.3 Adjustment of Rent. In the event of a partial taking that does not result in a termination of this Lease as to the entire Premises, the Base Rent and Additional Charges shall be adjusted in proportion to the portion of the Premises taken or rendered untenantable by such taking. Tenant hereby waives and releases its rights under Sections 1265.120 and 1265.130 of the California Code of Civil Procedure or any similar statute now or hereafter in effect.

        17. Assignment.

               17.1 Consent Required. Notwithstanding the provisions of Section
28.2 below, neither Tenant nor any sublessee or assignee of Tenant shall, directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (each such act is herein referred to as an "Assignment"), or sublet the Premises or any portion thereof or permit the Premises to be occupied by anyone other than Tenant (each such act is herein referred to as a "Sublease"), without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld; provided that Landlord may withhold its consent in Landlord's sole and absolute discretion to any proposed Assignment or Sublease to any governmental agency. Tenant acknowledges and agrees that, among other circumstances for which Landlord could reasonably withhold consent to a proposed Assignment or Sublease, it shall be reasonable for Landlord to withhold consent where (i) the proposed transferee does not intend itself to occupy the entire portion of the Premises assigned or sublet, (ii) Landlord reasonably disapproves of the proposed transferee's business operating ability or history, reputation or creditworthiness or the character of the business to be conducted by the proposed transferee at the Premises, (iii) the proposed transfer would violate any "exclusive" rights of any tenants in the Building, (iv) the proposed transferee is an existing tenant of the Building and the Building has available for rent space that would be competing with the space proposed for the Assignment or Sublease, (v) the use by the proposed transferee would increase the parking requirements for the Building under applicable zoning and land use laws or applicable covenants relating to the Building, or (vi) Landlord otherwise reasonably determines that the proposed Assignment or Sublease would have the effect of decreasing the value of the Building or increasing the expenses associated with operating, maintaining and repairing the Building. In no event may Tenant publicly offer or advertise all or any portion of the Premises for assignment or sublease at a rental less than that then sought by Landlord for a direct lease (non-sublease) of comparable space in the Building. Notwithstanding anything contained herein to the contrary, Tenant shall have the right, without Landlord's consent and without releasing Tenant from any liability hereunder, to effect an Assignment of this Lease to any entity that is owned or controlled to the extent of more than fifty percent (50%), whether directly or indirectly, by Tenant (each of the foregoing a "Permitted Assignee") or to Sublease all or any part of the Premises to any entity that is a direct or indirect parent or subsidiary of Tenant, to any entity in which any such parent or direct or indirect subsidiary is a partner, shareholder or member, or to any entity with which Tenant has a written strategic alliance; provided that any subleases to entities with which Tenant has a written strategic alliance shall not exceed five thousand (5,000) rentable square feet for each such strategic alliance entity or thirty thousand (30,000) rentable square feet for all such strategic alliance entities. In addition, so long as the stock of Tenant is publicly traded on any nationally recognized exchange, a transfer of all or any part of such stock in Tenant shall not be deemed an assignment of this Lease. Any Assignment or Sublease that is not in compliance with this Article 17 shall be void. The acceptance of Base Rent or Additional Charges by Landlord from a proposed assignee, sublessee or occupant of the Premises shall not constitute consent to such Assignment or Sublease by Landlord.

               17.2 Recapture Right.

               (a) In the event that Tenant desires to Assign or Sublease all or portion of the Premises pursuant to an Assignment or Sublease that requires Landlord's consent hereunder, Tenant shall give notice to Landlord (the "Assignment or Sublease Notice") of (i) the space to be Assigned or Subleased (the "Proposed Assignment or Sublease Space"), and (ii) the proposed terms and conditions, including without limitation rent and similar charges, at which Tenant proposes to offer the Proposed Assignment or Sublease Space for Assignment or Sublease. Landlord shall notify Tenant as soon as possible but in any event within thirty (30) days of the Assignment or Sublease Notice regarding whether Landlord desires to terminate this Lease as to the Proposed Assignment or Sublease Space or whether Landlord desires to allow Tenant to proceed to attempt to Assign or Sublease such the Proposed Assignment or Sublease Space. In the event that Landlord notifies Tenant within such thirty (30) day period that Landlord desires to terminate this Lease as to the Proposed Assignment or Sublease Space, this Lease shall terminate as to the Proposed Assignment or Sublease Space on the date for commencement of the term therefor as set forth in the Assignment or Sublease Notice. In the event that Landlord notifies Tenant within such thirty (30) day period that Landlord does not want to terminate this Lease as to the Proposed Assignment or Sublease Space or in the event Landlord fails to give Tenant any notice within such thirty (30) days period, then Tenant shall be free to seek an assignee or sublessee thereof subject to Landlord's consent to the extent required hereunder.

               (b) In the event that at the time of the receipt of the Assignment or Sublease Notice, Landlord currently has space available for lease, or expects to have space available for lease in the next six (6) months (nine
(9) months for blocks of space in excess of 20,000 square feet), in the Building that may reasonably be considered equivalent or competitive to the Proposed Assignment or Sublease Space, in terms of size, location, contiguity, term and similar matters, then Landlord shall not be required to exercise, if Landlord so desires, the recapture right described above, until Tenant gives Landlord the notice of specific Assignment or Sublease pursuant to Section 17.3 below; provided that in such event the time period for Landlord's response to Tenant's notice shall, in each instance, be ten (10) days and not the thirty (30) days provided in (a) above.

               17.3 Notice. Any request by Tenant for Landlord's consent to a specific Assignment or Sublease shall include (a) the name of the proposed assignee, sublessee or occupant, (b) the nature of the proposed assignee's, sublessee's or occupant's business to be carried on in the Premises, (c) a copy of the proposed Assignment or Sublease, and (d) such financial information and such other information as Landlord may reasonably request concerning the proposed assignee, sublessee or occupant or its business. Landlord shall respond in writing, (i) exercising the recapture right described in Section 17.2 above, if applicable, (ii) giving approval to the proposed Assignment or Sublease, or
(iii) stating the reasons for any disapproval of the proposed Assignment or Sublease, within ten (10) business days after receipt of all information reasonably necessary to evaluate the proposed Assignment or Sublease.

               17.4 No Release. No consent by Landlord to any Assignment or Sublease by Tenant, and no specification in this Lease of a right of Tenant's to make any Assignment or Sublease, shall relieve Tenant of any obligation to be performed by Tenant under this Lease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant or any successor of Tenant from the obligation to obtain Landlord's express written consent to any other Assignment or Sublease.

               17.5 Cost of Processing Request. Tenant shall pay to Landlord the reasonable amount of Landlord's cost of processing every proposed Assignment or Sublease and the reasonable amount of all direct and indirect expenses incurred by Landlord arising from any assignee, occupant or sublessee taking occupancy; provided, however, such amount payable to Landlord under this Section 17.4 shall not exceed one thousand dollars ($1,000) for each proposed Assignment or Sublease.

               17.6 Assumption of Obligations. Each assignee or other transferee of Tenant's interest hereunder, other than Landlord, shall assume all applicable obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Base Rent and Additional Charges, to the extent applicable, and for the performance of all applicable terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term. Prior to the date on which any assignment or sublease (whether or not requiring Landlord's consent) becomes effective, Tenant shall deliver to Landlord a counterpart of the fully executed transfer document and Landlord's standard form of Consent to Assignment or Consent to Sublease executed by Tenant and the Transferee in which each of Tenant and the assignee or sublessee confirms its applicable obligations pursuant to this Lease. Failure or refusal of an assignee or sublessee to execute any such instrument shall not release or discharge the assignee or sublessee from liability as provided herein.

               17.7 Profit Split. In the event Landlord approves any Assignment or Sublease for which Landlord's consent is required, fifty percent (50%) of the excess, after deducting leasing commissions and tenant improvement costs applicable to such Sublease or Assignment, amortized over the term of such Sublease or Assignment, of the total amount of rent and other consideration paid under or in consideration for any such Sublease or Assignment over the Base Rent and Additional Charges payable hereunder, shall be payable to Landlord as Additional Charges.

               17.8 Assignment of Sublease Rents. Tenant hereby absolutely and irrevocably assigns to Landlord any and all rights to receive rent and other consideration from any sublease and agrees that Landlord, as assignee or as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application may (but shall not be obligated to) collect such rents and other consideration and apply the same toward Tenant's obligations to Landlord under this Lease; provided, however, that Landlord grants to Tenant at all times prior to occurrence of any breach or default by Tenant a revocable license to collect such rents (which license shall automatically and without notice be and be deemed to have been revoked and terminated immediately upon any Event of Default).

        18. Utilities and Services.

               18.1 Landlord to Furnish. Landlord shall furnish during the Term, subject to reimbursement pursuant to Article 5 above, (a) heating, ventilation and air conditioning to the Premises during the hours of 7:00 a.m. until 6:00 p.m. Monday through Friday (excluding holidays), (b) automatic elevator service to the floor or floors where the Premises are located at all times, (c) electric power consistent with Tenant's usage in the Premises as of the date hereof at the Building electrical panels of each floor (excluding power for HVAC, lighting and Building emergency systems), (d) hot and cold water at all current points of supply in the Initial Premises and reasonable future points of supply, (e) janitorial service five (5) nights per week (except labor holidays) pursuant to the janitorial specifications attached hereto as Exhibit D, (f) replacement of all building standard fluorescent tubes, (g) basic recycling at central collection points on each floor, (h) at the request of Tenant, guard service at designated entrances and exits on a twenty four (24) hour a day, seven (7) days a week basis, and (i) refilling of soap, towel and tissue containers in the restrooms in the Premises. All services provided by Landlord hereunder shall be provided at a level and in a manner commensurate with other first class office buildings in the same geographic area. Notwithstanding anything to the contrary in this Section 18.1. Landlord shall not be obligated to provide any janitorial service to the computer rooms and storage space in the Parking Garage or the Building. Landlord shall at all times provide on-site property management consistent with similar buildings in the Pleasanton-San Ramon area. For so long as Tenant leases at least seventy five percent (75%) of the rentable area of the Building, Tenant shall have the right to approve, which consent shall not be unreasonably withheld, conditioned or delayed, the property management company for the Building and the individual manager for the Building. William Wilson & Associates is approved as a property management company.

               18.2 Excess Usage. Tenant shall be entitled to after hours HVAC service upon reasonable telephonic or verbal notice to Landlord at a cost of twenty dollars ($20.00) per hour per floor, provided that such cost shall be billed in a minimum of three (3) hour increments. Said twenty dollars ($20.00) per hour per floor cost may be reasonably increased upon any increase in the costs of the components thereof. If Tenant uses excess electric power beyond the quantity specified in Section 18.1(c), calculated on a square footage basis, Tenant shall pay for the actual and reasonable cost of such excess power and the cost of installing any additional risers or other facilities that may be necessary to furnish such excess power to the Premises. In the event Tenant uses excess janitorial, water or other services for weekend cleaning or in connection with any cafeteria or other specialized use maintained by Tenant, Tenant shall pay for the actual and reasonable cost of such excess services. In the event that Tenant has requested guard service in excess of the hours specified below in this sentence, Tenant shall pay to Landlord as a direct reimbursement for the cost of such excess guard service, all sums incurred by Landlord for such excess guard service that are in excess of the greater of (i) the cost of such guard service Monday through Friday from 8:00 a.m. to 12:00 midnight and Saturday and Sunday from 8:00 a.m. to 4:00 p.m., or (ii) one hundred and four thousand dollars ($104,000) per year.

               18.3 Interruption of Service. Landlord reserves the right to stop the Building Systems when reasonably necessary, provided, however, that (i) Landlord give Tenant as much notice as reasonably possible in connection with any interference with or disruption of and take all reasonable efforts to minimize interference with the Building Systems that service Tenant's computer rooms or the related chillers, and (ii) Landlord shall give Tenant advance notice of any such interruption of services when reasonably possible, and shall restore such services as soon as practical and in a manner so as to cause as little interference with Tenant's use of the Premises as is practical and Landlord shall perform such work before or after Tenant's business hours when reasonably possible. In addition, Landlord reserves the right to limit services or utilities serving the Premises or the Building, in compliance with the requirements or requests of federal, state or local governmental agencies or utilities suppliers in reducing energy or other resources consumption and to make all alterations to the Real Property reasonably necessary therefor. Any such actions by Landlord under this Section 18.3, or any other interruption of services provided for herein (unless caused by Landlord's gross negligence or willful misconduct) shall not (a) constitute an actual or construction eviction, in whole or in part, (b) entitle Tenant to any abatement or diminution of Base Rent or Additional Charges, (c) relieve Tenant from any of its obligations under this Lease or (d) impose any liability on Landlord or its agents by reason of inconvenience or annoyance to Tenant or by reason of injury to or interruption of Tenant's business, or otherwise. Tenant hereby waives and releases its right to terminate this Lease under Section 1932(1) and Sections 1941 and 1942 of the California Civil Code or any other similar laws, statutes or ordinances now or hereafter in effect. Tenant shall cooperate reasonably with any voluntary energy conservation program initiated by Landlord in cooperation with the efforts of federal, state or local governmental agencies or utilities suppliers in reducing the consumption of energy or other resources. In the event of an interruption in, or failure or inability to provide any of the services or utilities described in Section 18.1 (a "Service Failure"), such Service Failure shall not, regardless of its duration, constitute an eviction of Tenant, constructive or otherwise, or impose upon Landlord any liability whatsoever, including, but not limited to, liability of consequential damages or loss of business by Tenant or, except as provided herein, entitle Tenant to an abatement of rent or to terminate this Lease.

               (a) If any Service Failure not caused by Tenant or its agents, contractors, employees, or invitees, prevents Tenant from reasonably using a material portion of the Premises and (i) Tenant in fact ceases to use such portion of the Premises, and (ii) Landlord has rental interruption insurance for any of the circumstances set forth herein, Tenant shall be entitled to an abatement of Base Rent and Additional Charges with respect to the portion of the Premises that Tenant is prevented from using by reason of such Service Failure if such Service Failure has not been remedied within ten (10) business days following the occurrence of the Service Failure, and such failure has persisted and continuously prevented Tenant from using a material portion of the Premises during that period, the abatement of rent shall commence on the eleventh business day following the Service Failure and continue until Tenant is no longer so prevented from using such portion of the Premises. In the event that any Service Failure described in the preceding sentence (exclusive of clause (ii)) continues in any material manner for one (1) year following the occurrence of the Service Failure and such failure has prevented Tenant from using a material portion of the Premises during that period, Tenant shall have the right to terminate this Lease at any time after the expiration of such one (1) year period.

               (b) If a Service Failure is caused by Tenant or its agents, contractors, employees, or invitees, Landlord shall nonetheless remedy the Service Failure, at the expense of Tenant, pursuant to Landlord's maintenance and repair obligations, but Tenant shall not be entitled to an abatement of rent or to terminate this Lease as a result of any such Service Failure.

               (c) Notwithstanding Tenant's entitlement to rent abatement under the preceding provisions, Tenant shall continue to pay Tenant's then current rent until such time as Landlord and Tenant agree on the amount of the rent abatement. If Landlord and Tenant are unable to agree on the amount of such abatement within ten (10) business days of the date they commence negotiations regarding the abatement, then either party may submit the matter to binding arbitration pursuant to Section 28.21 hereof.

               18.4 Waiver. Tenant hereby waives the provisions of California Civil Code Section 1932(1) or any other applicable existing or future law, ordinance or governmental regulation permitting the termination of this Lease due to such interruption, failure or inability.

               18.5 Security Systems and Programs. The Landlord shall have no liability for any safety or security devices or services in the Premises or the Building. The risk that any safety or security device, service or program may not be effective, or may malfunction or be circumvented, is assumed by Tenant with respect to Tenant's property and interests except to the extent such ineffectiveness, malfunction or circumvention is due to the gross negligence or willful misconduct of Landlord. Tenant shall obtain insurance coverage to the extent Tenant desires protection against criminal acts and other losses. Tenant agrees to cooperate with any reasonable safety or security program developed by Landlord or required by law.

        19. Default.

               19.1 Events of Default. The occurrence of any one or more of the following events shall constitute a default or breach of this Lease by Tenant:

               (a) Failure of Tenant to pay any installment of Base Rent or Additional Charges within five (5) days after receipt of notice from Landlord.

               (b) Tenant abandons the Premises.

               (c) Tenant violates the restrictions on Assignment and Subletting set forth in Section 17.

               (d) Tenant fails to deliver an estoppel certificate within the time periods provided in Section 24.

               (e) Failure of Tenant to perform any of the provisions of this Lease to be performed by Tenant, other than as described in Section 19.1(a)-(d), where such failure shall continue for twenty (20) days after notice of such failure by Landlord to Tenant; provided however, that if the nature of Tenant's default is such that more than twenty (20) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within such twenty (20) day period and thereafter diligently proceeds with, all actions necessary to cure such failure as soon as reasonably possible but in all events within ninety (90) days of such notice; provided, however, that if Landlord in Landlord's reasonable judgment determines that such failure cannot or will not be cured by Tenant within such ninety (90) days, then such failure shall constitute a default immediately upon such notice to Tenant.

               (f) The filing by or against Tenant of any action or proceeding under any federal or state insolvency, reorganization, bankruptcy or other debtor relief statute now or hereafter existing, (unless in the case of such action taken against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or receiver over or the attachment of Tenant's leasehold estate in the Premises or Tenant's assets at the Premises that is not dismissed within thirty (30) days after the filing thereof.

               (g) Tenant ceases doing business as a going concern; makes an assignment for the benefit of creditors; is adjudicated an insolvent, files a petition (or files an answer admitting the material allegations of a petition) seeking relief under any state or federal bankruptcy or other statute, law or regulation affecting creditors' rights; all or substantially all of Tenant's assets are subject to judicial seizure or attachment and are not released within 30 days, or Tenant consents to or acquiesces in the appointment of a trustee, receiver or liquidator for Tenant or for all or any substantial part of Tenant's assets.

               19.2 Remedies. Upon the occurrence of a default by Tenant under this Lease that is not cured by Tenant after receipt of written notice and within the grace periods specified in Section 19.1, Landlord shall have the following rights and remedies in addition to all other rights and remedies available to Landlord at law or in equity:

               (a) Landlord may terminate Tenant's right to possession of the Premises at any time by written notice to Tenant. Tenant expressly acknowledges that in the absence of such written notice from Landlord, no other act of Landlord, including re-entry into the Premises, efforts to relet the Premises, reletting of the Premises for Tenant's account, storage of Tenant's personal property and trade fixtures, acceptance of keys to the Premises from Tenant or exercise of any other rights and remedies under this Section, shall constitute an acceptance of Tenant's surrender of the Premises or constitute a termination of this Lease or of Tenant's right to possession of the Premises. Upon such termination in writing of Tenant's right to possession of the Premises, as herein provided, this Lease shall terminate and Landlord shall be entitled to recover damages from Tenant as provided in California Civil Code Section 1951.2 and any other applicable existing or future Law providing for recovery of damages for such breach, including the worth at the time of award of the amount by which the rent which would be payable by Tenant hereunder for the remainder of the Term after the date of the award of damages, including Additional Charges as reasonably estimated by Landlord, exceeds the amount of such rental loss as Tenant proves could have been reasonably avoided, discounted at the discount rate published by the Federal Reserve Bank of San Francisco for member banks at the time of the award plus one percent (1%).

               (b) Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due, if Tenant has the right to sublet or assign, subject only to reasonable limitations).

               (c) Landlord may remove all Tenant's property from the Premises, and such property may be stored by Landlord in a public warehouse or elsewhere at the sole cost and for the account of Tenant. If Landlord does not elect to store any or all of Tenant's property left in the Premises, Landlord may consider such property to be abandoned by Tenant, and Landlord may thereupon dispose of such property in any manner deemed appropriate by Landlord. Any proceeds realized by Landlord on the disposal of any such property shall be applied first to offset all expenses of storage and sale, then credited against Tenant's outstanding obligations to Landlord under this Lease, and any balance remaining after satisfaction of all obligations of Tenant under this Lease shall be delivered to Tenant.

               (d) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises, and to apply any rental collected from the Premises.

               (e) The right to specific performance of any or all of Tenant's obligations hereunder, and to damages for delay in or failure of such performance.

               19.3 Remedies Cumulative. The exercise of any remedy provided by law or the provisions of this Lease shall not exclude any other remedies unless they are expressly excluded by this Lease. Tenant hereby waives any right of redemption or relief from forfeiture following termination of, or exercise of any remedy by Landlord with respect to, this Lease.

        20. Fees and Expenses; Indemnity; Payment.

               20.1 Landlord's Right to Remedy Defaults. If Tenant shall default in the performance of any of its obligations under this Lease after notice and expiration of the applicable cure period, Landlord may remedy such default at Tenant's expense, without thereby waiving any other rights or remedies of Landlord with respect to such default. Notwithstanding the foregoing, Landlord shall have the right to cure any failure by Tenant to perform any of its obligations under this Lease without notice to Tenant if such failure results in an immediate threat to life or safety of any person, or impairs the Building or its operation. If Landlord pays any sum or incurs any expense in curing the default, Tenant shall reimburse Landlord upon demand for the amount of such payment or expense with interest at the Interest Rate from the date the sum is paid or the expense is incurred until Landlord is reimbursed by Tenant.

               20.2 Tenant's Indemnity. Except to the extent caused by the negligence or willful misconduct of Landlord, Tenant shall indemnify Landlord, all partners of any partnership constituting Landlord, and their respective officers, directors, shareholders, employees, and agents (sometimes collectively referred to herein as "Related Entities") against and save Landlord and Related Entities harmless from and defend Landlord and Related Entities through attorneys selected by Landlord and reasonably satisfactory to Tenant from and against any and all claims, losses, costs, liabilities, damages and expenses (collectively "Claims") including, without limitation, reasonable attorneys' fees, to the extent incurred in connection with or arising from (a) any default by Tenant in the observance or performance of any of the terms, covenants, conditions or other obligations of this Lease after the expiration of the applicable grace period, or the failure of any representation made by Tenant in this Lease, or (b) the acts or omissions of Tenant, its agents, contractors or employees while on the Real Property, or (c) any construction or other work undertaken by Tenant on the Premises (including any design defects), or (d) any loss, injury or damage, howsoever and by whomsoever caused, to any person or property, occurring in or about the Premises during the Term, excepting only Claims described in this clause (d) to the extent they are caused by the willful misconduct or grossly negligent acts or omissions of Landlord or its authorized representatives.

               20.3 Landlord's Indemnification. Landlord shall be responsible for, shall insure against, and shall defend (through attorneys selected by Tenant and reasonably satisfactory to Landlord), protect and indemnify Tenant, and Tenant's officers, directors, shareholders, agents and employees, and hold them harmless from, any and all liability for any claims, loss, damage, liabilities or injury to a person or property occurring in, on or about the Building to the extent the liability is the result of the gross negligence or willful misconduct of Landlord or Landlord's agents or employees. Landlord's obligation to indemnify tenant and tenant's officers, directors, shareholders, agents and employees hereunder shall include the duty to defend against any claims asserted by reason of any loss, damage or injury, and to pay any judgments, settlements, costs, fees and expenses, including attorneys' fees, incurred in connection therewith. Landlord's indemnity shall survive the expiration or earlier termination of this Lease.

               20.4 Interest on Past Due Obligations. Unless otherwise specifically provided herein, any amount due from Tenant to Landlord under this Lease which is not paid within five (5) days from the date when due shall bear interest from the due date until paid at the rate (the "Interest Rate") that is the lesser of the highest rate then permitted by law or fifteen percent (15%) per annum between the date such amount was due and the date such payment was received. The payment of such interest shall not alone excuse or cure any default under this Lease.

               20.5 Tenant's Property. Except as otherwise specifically provided herein, Landlord shall not be liable to Tenant for any loss, injury or other damage to Tenant or to Tenant's property in or about the Premises or the Building from any cause (including defects in the Building or in any equipment in the Building; fire, explosion or other casualty; bursting, rupture, leakage or overflow of any plumbing or other pipes or lines, sprinklers, tanks, drains, drinking fountains or washstands in, above, or about the Premises or the Building; or acts of other tenants in the Building). Except as otherwise specifically provided herein, Tenant hereby waives all claims against Landlord for any such loss, injury or damage and the cost and expense of defending against claims relating thereto, including any loss, injury or damage caused by Landlord's negligence (active or passive) or willful misconduct. Notwithstanding any other provision of this Lease to the contrary, in no event shall Landlord be liable to Tenant for any punitive or consequential damages or damages for loss of business by Tenant.

        21. Access to Premises.

               21.1 Landlord's Right to Enter. Landlord reserves for itself and its agents, employees and independent contractors the right to enter the Premises, subject to Tenant's reasonable requirements for maintaining secure areas, at all reasonable times and upon twenty-four (24) hours notice, to inspect the Premises, to supply any service to be provided by Landlord to Tenant hereunder, to show the Premises to prospective purchasers, mortgagees, beneficiaries or tenants (during the last twelve (12) months of the Term with regard to all of the Premises, at any time that Tenant has given a Give Back Notice under Section 28.16 with regard to the portion of the Premises subject to such notice, at any time that Tenant has given an Assignment and Sublease Notice with regard to the space subject to such notice, and at any time with respect to a portion of the Premises with respect to which Landlord intends to exercise its right of relocation under Section 28.20), to post notices of nonresponsibility, to determine whether Tenant is complying with its obligations under this Lease, and to alter, improve or repair the Premises or any other portion of the Building. If Landlord has entered the Premises to make alterations, additions, improvements or repairs, Landlord shall perform such work before or after Tenant's business hours when reasonably possible. Landlord shall use commercially reasonable efforts to minimize disruption to Tenant's operation of its business. In the event of an emergency, Landlord shall have the right to enter the Premises at any time without notice. Landlord shall have the right to use any and all means that Landlord may deem necessary or proper to open doors in an emergency, in order to obtain entry to any portion of the Premises.

        22. Notices.

               22.1 Except as otherwise expressly provided in this Lease, any payment required to be made and any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be effective only if rendered or given in writing, sent by personal delivery or registered or certified mail, return receipt requested, or by overnight courier service or by facsimile transmission with a following copy by first class mail, addressed (a) to Tenant at the address set forth in the Basic Lease Information, (b) to Landlord at the address set forth in the Basic Lease Information or (c) to such other address as either Landlord or Tenant may designate as its new address in California for such purpose by notice given to the other in accordance with the provisions of this Section 23.1. Any such bill, statement, notice, demand, request or other communication shall be deemed to have been rendered or given on the date of receipt or refusal to accept delivery.

        23. No Waiver.

               23.1 No provision of this Lease may be waived, and no breach thereof shall be waived, except by a written instrument signed by the party against which the enforcement of the waiver is sought. No failure by Landlord to insist upon the strict performance of any obligation of Tenant under this Lease, no course of conduct between Landlord and Tenant, and no acceptance of the keys or to possession of the Premises before the termination of the Term by Landlord or any employee or representative of Landlord shall constitute a waiver of any breach or a waiver or modification of any term, covenant or condition of this Lease. No payment by Tenant of a lesser amount than the aggregate of all Base Rent and Additional Charges then due under this Lease shall be deemed to be other than on account of the first items of such Base Rent and Additional Charges then accruing or becoming due, unless Landlord elects otherwise.

        24. Tenant's Certificates.

               24.1 Tenant, at any time and from time to time, within fifteen
(15) days after written request, shall execute, acknowledge and deliver to Landlord, addressed (at Landlord's request) to any prospective purchaser, ground or underlying lessor or mortgagee or beneficiary of any part of the Real Property, an estoppel certificate in form and substance reasonably designated by Landlord. In the event Tenant fails to provide the estoppel certificate within such fifteen (15) day period, Landlord shall make an additional written request to Tenant for the execution, acknowledgement and delivery of such estoppel certificate to Landlord within five (5) days.

        25. Rules and Regulations.

               25.1 Tenant shall before and during the Term faithfully observe and comply with, and shall cause all occupants of the Premises to observe and comply with, the rules and regulations attached to this Lease as Exhibit E and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord (the "Rules and Regulations"). Notwithstanding the foregoing, in the event of a conflict between the Rules and Regulations and this Lease, the Lease shall control.

        26. Tenant's Taxes.

               26.1 In addition to all other sums to be paid by Tenant under this Lease, Tenant shall pay, before delinquency, any and all taxes levied or assessed during the Term, whether or not now customary or within the contemplation of the parties hereto, (a) upon, measured by or reasonably attributable to Tenant's equipment, furniture, fixtures and other personal property located in the Premises, including without limitation Tenant's Alterations, (b) upon or measured by Base Rent or Additional Charges, or both, payable under this Lease, including without limitation any gross income tax or excise tax levied by the City of Pleasanton and County of Alameda, the State of California, the Federal Government or any other governmental body with respect to the receipt of such rental; (c) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

        27. Corporate Authority.

               27.1 If either party signs as a corporation or partnership, each of the persons executing this Lease on behalf of such party does hereby covenant and warrant that such party is a duly authorized and existing entity, that such party has and is qualified to do business in California, that the entity has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the entity are authorized to do so.

        28. Miscellaneous.

               28.1 Successors and Assigns. The terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and, except as otherwise provided herein, their respective personal representatives and successors and assigns.

               28.2 Severability. If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall remain in effect and shall be enforceable to the full extent permitted by law.

               28.3 Construction. This Lease shall be governed by and construed in accordance with the laws of the State of California.

               28.4 Integration. The terms of this Lease (including, without limitation, the Exhibits hereto) are intended by the parties as a final expression of their agreement with respect to such terms as are included in this Lease and may not be contradicted by evidence of any prior or contemporaneous agreement, arrangement, understanding or negotiation (whether oral or written).

               28.5 Quiet Enjoyment. Upon Tenant paying the Base Rent and Additional Charges and performing all of Tenant's obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities claiming by or through Landlord; subject, however, to the provisions of this Lease and to any mortgages or deeds of trust or ground or underlying leases referred to in Article 12.

               28.6 Holding Over. If Tenant (directly or through any assignee, sublessee or other successor-in-interest of Tenant) remains in possession of the Premises after the expiration or termination of this Lease, Tenant's continued possession shall be, at Landlord's election, on the basis of a tenancy at the sufferance of Landlord, subject to the adjustment of Rent as set forth in this
Section 28.6. No act or omission by Landlord, other than its specific written consent, shall constitute permission for Tenant to continue in possession of the Premises, and if such consent is given or declared to have been given by a court judgment, Landlord may terminate Tenant's holdover tenancy at any time upon fifteen (15) days written notice. In such event, Tenant shall continue to comply with or perform all the terms and obligations of Tenant under this Lease, except that the monthly Base Rent shall be as follows: (i) for the first thirty (30) days of such holdover, one hundred ten percent (110%) of the Base Rent payable during the final full lease year (exclusive of abatements, if any), provided that Tenant shall have given Landlord at least ninety (90) days notice of such holdover, (ii) for the next sixty (60) days of such holdover one hundred twenty five percent (125%) of the Base Rent payable during the final full lease year

(exclusive of abatements, if any), provided that Tenant shall have given Landlord at least ninety (90) days notice of such holdover, or (iii) if the Tenant has not given the requisite ninety (90) days notice specified in clauses
(i) and (ii) above, then for the first thirty (30) days of such holdover period one hundred twenty five percent (125%) of the Base Rent payable during the final full lease year (exclusive of abatements, if any) and (iv) upon the expiration of any periods applicable under (i)-(iii) above, one hundred fifty percent (150%) of the Base Rent payable during the final full lease year (exclusive of abatements, if any), in each case together with an amount reasonably estimated by Landlord for the monthly Additional Charges payable under this Lease. Notwithstanding the foregoing, in the event that any holdover as described above occurs at the end of the first one hundred twenty (120) months of the Lease Term, the Base Rent for such holdover period shall be one hundred twenty five percent (125%) of the Base Rent payable during the final full lease year (exclusive of abatements, if any) together with an amount reasonably estimated by Landlord for the monthly Additional Charges payable under this Lease. Acceptance by Landlord of rent after such termination shall not constitute a renewal or extension of this Lease; and nothing contained in this provision shall be deemed to waive Landlord's right of re-entry or any other right hereunder or at law. Tenant shall indemnify, defend and hold Landlord harmless from and against all Claims arising or resulting directly from Tenant's failure to timely surrender the Premises, including (i) any rent payable by or any loss, cost, or damages claimed by any prospective tenant of the Premises, and (ii) Landlord's direct, but not consequential, damages as a result of such prospective tenant rescinding or refusing to enter into the prospective lease of the Premises by reason of such failure to timely surrender the Premises.


               28.7 Time of Essence. Time is of the essence of each and every provision of this Lease.

               28.8 Broker's Commissions. Each party represents and warrants to the other that it has not entered into any agreement or incurred or created any obligation which might require the other party to pay any broker's commission, finder's fee or other commission or fee relating to the leasing of the Premises. Each party shall indemnify, defend and hold harmless the other and the other's constituent partners and their respective officers, directors, agents and employees from and against all claims for any such commissions or fees made by anyone claiming by or through the indemnifying party.

               28.9 Recovery Against Landlord. Tenant shall look solely to Landlord's interest in the Real Property for the recovery as provided under applicable law of any judgment against Landlord. Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord or any constituent partner of Landlord is a corporation, its directors, officers and shareholders, shall never be personally liable for any such judgment. In the event that any Landlord hereunder sells or conveys its interest in the Building, all liabilities and obligations on the part of such Landlord under this Lease accruing thereafter shall terminate and all such liabilities and obligations shall be binding upon the new owner.

          28.10 Amendments. No amendments or modifications of this Lease or any agreements in connection therewith shall be valid unless in writing duly executed by both

Landlord and Tenant. No amendment to this Lease shall be binding on any mortgagee or beneficiary of Landlord (or purchaser at any foreclosure sale) unless such mortgagee or beneficiary shall have consented thereto in writing.

               28.11 Attorneys' Fees. If either party commences an action against the other party arising out of or in connection with this Lease, or institutes any proceeding in a bankruptcy or similar court which has jurisdiction over the other party or any or all of its property or assets, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and court costs. The fees recoverable, as provided above, shall include fees incurred on appeal and any other post-judgment proceeding.

               28.12 Parking.

               (a) Tenant's Parking Rights. Landlord shall provide Tenant, on an unassigned and non-exclusive basis, for use by Tenant and Tenant's agents, contractors, employees and invitees, at the users' sole risk, a minimum of four
(4) parking spaces per one thousand (1000) rentable square feet in the Premises, in the surface parking areas serving the Building (the "Parking Areas"). If Tenant leases additional office space pursuant to this Lease, Landlord shall provide Tenant, also on an unassigned, non-exclusive and unlabelled basis, one
(1) additional parking space in the Parking Areas for each two hundred and fifty
(250) rentable square feet of additional office space leased to Tenant. The amount of parking allocated to the Tenant shall be similarly decreased in the event that the area of the Premises decreases. In addition to the unassigned parking spaces to be made available to Tenant in the Parking Areas, Landlord shall provide Tenant, for use by Tenant and Tenant's agents, contractors, employees and invitees, at the users' sole risk, Tenant's Share of the total parking spaces in the parking garage serving the Building (the "Parking Garage"; the Parking Areas and the Parking Garage are referred to collectively herein as the "Parking Facility") on a reserved basis. In the event that Landlord is unable to provide the required number of parking spaces in the Parking Garage as of the date hereof, Landlord shall provide Tenant with Tenant's Share of the available parking spaces in the Parking Garage up to the stated maximum, as such become available. The parking spaces to be made available to Tenant hereunder may contain a reasonable mix of spaces for compact cars and up to ten percent (10%) of the unassigned spaces may also be designated by Landlord as Building visitors' parking. All parking shall be provided free of charge during the first one hundred twenty (120) months of the Lease Term; provided that if after the first one hundred twenty (120) months of the Lease Term, a majority of landlords in similar buildings in the Pleasanton-San Ramon area are charging for such parking, Landlord shall be entitled to charge a market rate for parking in the Parking Facility.

               (b) Availability of Parking Spaces. Landlord shall take reasonable actions to ensure the availability of the parking spaces leased by Tenant, but Landlord does not guarantee the availability of those spaces at all times against the actions of other tenants of the Building and users of the Parking Facility. Access to the Parking Facility may, at Landlord's option, be regulated by card, pass, bumper sticker, decal or other appropriate identification issued by Landlord. Landlord retains the right to revoke the parking privileges of any user of the Parking Facility who violates the rules and regulations governing use of the Parking Facility (and Tenant shall be responsible for causing any employee of Tenant or other person using parking spaces allocated to Tenant to comply with all parking rules and regulations).

               (c) Assignment and Subletting. Notwithstanding any other provision of the Lease to the contrary, Tenant shall not assign its rights to the parking spaces or any interest therein, or sublease or otherwise allow the use of all or any part of the parking spaces to or by any other person, except in connection with any Assignment or Sublease permitted or allowed under Section 17 above.

               28.13 Signage. Throughout the Term, provided Tenant remains the largest tenant in the Building, Tenant shall have exclusive rights to signage on the exterior of the Building, all monument signs and the Building name shall continue as "PeopleSoft Plaza;" provided that Landlord shall have the right to provide comparable monument signage to any tenant of the Building occupying over forty thousand (40,000) square feet. Tenant shall maintain such signage good maintenance and repair, in compliance with all applicable laws and the requirements of the HBPOA, at Tenant's sole cost and expense. During the Term, unless required by applicable law, Tenant shall have no obligation to remove or modify any Building signage existing as of the date of this Lease and Landlord hereby approves the signage described in Exhibit F, subject to compliance with all applicable governmental regulations; provided, however, that Tenant, if so directed by Landlord, shall remove all of its signage on or about the Building at the expiration of the Term and restore any damage resulting from such removal, at Tenant's sole cost and expense. No Rent shall be payable by Tenant for the signage rights granted pursuant to this Section 28.13.

               28.14 Use of Roof. Tenant shall have a nonexclusive right to install, at Tenant's sole cost and expense, communications equipment reasonably related to Tenant's permitted use of the Premises on the roof of the Building for Tenant's personal, nonprofit use. Tenant's rights under this Section 28.14:
(a) are personal to Tenant and not assignable without Landlord's express written consent, which consent shall not be unreasonably withheld provided the assignee is a permitted sublessee or assignee of Tenant's rights under the Lease and provided further that Tenant shall be entitled to exercise the rights provided for in this Section 28.14 by contracting with a third party for the installation and maintenance of all such rooftop equipment; (b) shall terminate on the Expiration Date; (c) are subject to the rights of other tenants; and (d) are subject to the approval of all governmental entities with jurisdiction of such equipment. Landlord hereby grants to Tenant a nonexclusive license to use existing and common area passageways in the Building for ingress to and egress from the roof in connection with the installation and maintenance of the communications equipment, provided that Tenant coordinates ingress to the roof with Landlord. Tenant shall obey all reasonable requirements imposed by Landlord for the protection of the roof and shall, at Tenant's sole cost and expense, obtain all necessary governmental licenses and permits required for, and comply with all legal requirements (including recorded covenants and restrictions) in connection with, the installation and use of the communications equipment, including, without limitation, the rules and regulations of the Federal Communications Commission. The communications equipment shall be deemed to be Tenant's personal property for all purposes under this Lease, and upon termination of this Lease, Tenant shall remove all of the communications equipment and related wiring and conduit in accordance with the provisions of this Lease and repair any damage to the roof. Tenant shall (a) prevent its communications equipment and the equipment's transmission and frequency from interfering with the transmissions and frequencies of any other antennas or communications systems located on or in the Building or the Real Property, (b) screen the equipment from view as reasonably required by Landlord, and (c) cooperate with Landlord or third parties in maximizing the use of the roof area not used by Tenant. Landlord shall not be responsible for Tenant's equipment or any interference with its equipment's transmission, frequency, operation or use. Tenant shall not install any other facilities or equipment on the roof or make any alteration to the roof without the prior written consent of Landlord, which shall not be unreasonably withheld or delayed. Tenant shall be solely responsible for and shall pay and indemnify Landlord against all costs and expenses incurred in connection with the installation, removal and use of the communications equipment.

               28.15 Force Majeure. If Landlord or Tenant is delayed, interrupted or prevented from performing any of its obligations under this Lease, and such delay, interruption or prevention is due to fire, act of God, governmental act or failure to act, labor dispute, unavailability of materials or any cause outside the reasonable control of such party, then the time for performance of the affected obligations of such party shall be extended for a period equivalent to the period of such delay, interruption or prevention. The provisions of this Section shall not apply to Section 18.3 or any obligation of either party to pay money under this Lease.

               28.16 Cancellation Rights. Commencing after the forty eighth
(48th) month of the Term through the sixtieth (60th) month of the Term, Tenant may terminate this Lease with respect to up to one hundred percent of the Four Year Space, in accordance with the terms of this Section 28.16. Commencing after the sixtieth (60th) month of the Term and up to the one hundred twentieth (120th) month of the Term, Tenant may terminate this Lease with respect to the entire Premises in accordance with the terms of this Section 28.16. If Tenant elects to terminate any of the Premises under this Section, the exercise of such termination right will be referred to as a "Give Back" of the Premises and the date of the termination of the Lease with respect to such portion of the Premises shall be referred to as the "Termination Date." Tenant shall only exercise any right to Give Back in connection with a move by Tenant of the personnel or equipment using such space to a building or facility of which Tenant owns or controls more than thirty three percent (33%) of the fee interest (or a facility owned or controlled by an entity in which Tenant has not less than a thirty three percent (33%) interest in capital and profits) or in connection with a reduction in Tenant's overall space requirements in the Pleasanton/Dublin area. Notwithstanding the foregoing, if an uncured event of default exists and is continuing under this Lease at the time Tenant exercises the Give Back right or at the applicable Termination Date, Landlord shall have, in addition to all of Landlord's other rights and remedies under this Lease, the right to cancel unilaterally Tenant's exercise of such Give Back right. All rights in this Section 28.16 shall be personal to PeopleSoft, Inc. and its Permitted Assignees.

               (a) Subject to the terms and conditions contained herein, Tenant shall deliver to Landlord written notice (the "Give Back Notice") not less than nine (9) months prior to the Termination Date (or twelve (12) months to the Termination Date if the space in question is greater than forty thousand (40,000) rentable square feet) for the "Give Back" of any portion of the Premises other than portions of the Premises into which Tenant has expanded pursuant to its exercise of its rights under Section 28.18. Taking into account the limitations regarding Tenant's right to terminate pursuant to this Section
28.16 set forth in the first two sentences of the preceding paragraph and the notice periods required by the preceding sentence, the first date on which any Give Back Notice could be given would be nine (9) months prior to the commencement of the forty ninth (49th) month of the Term (or twelve (12) months prior to the forty ninth (49th) month if the space in question is greater than forty thousand (40,000) rentable square feet). Any Give Back Notice shall be irrevocable. If Tenant elects to Give Back a portion of the Premises by providing such Give Back Notice, Tenant shall not be entitled to provide Landlord with another Give Back Notice for any other part of the Premises until the Termination Date of the Premises referred to in the prior Give Back Notice. In addition, if Tenant exercises its rights under Section 28.18 to expand the Premises, Tenant shall not be entitled to deliver to Landlord a Give Back Notice with respect to any part of the Premises until the Expansion Premises Commencement Date for such Expansion Premises (six (6) months after the Expansion Premises Commencement Date if such Expansion Premises is larger than twenty thousand (20,000) rentable square feet). Under no circumstances shall a Give Back Notice apply to less than five thousand (5,000) rentable square feet. Any Give Back Notice must be either a full floor or separately demised space accessible by a common area corridor and must comply with all legal ingress and egress requirements. Tenant will use its reasonable best efforts to make any space subject to a Give Back Notice contiguous, to the greatest extent possible. Tenant shall pay the cost of all demising walls and corridors necessary to separate such space from the remaining Premises and to provide access to such space via a common corridor. Upon the exercise of any cancellation right specified in this Section 28.16, the parties shall execute an amendment to this Lease to evidence the revised Premises, Rent and other changes as a result thereof.

               (b) If total rentable square footage of the portion of the Premises subject to any Give Back Notice is greater than forty thousand 40,000 rentable square feet, Tenant shall pay a termination fee (the "Termination Fee") equal to the applicable Termination Fee Rate set forth in Section 28.16(c) below multiplied by the product of (x) the total number of months (whole and partial) remaining in the first one hundred twenty (120) months of the Lease Term as of the Termination Date multiplied by (y) the total rentable area of the Premises subject to the Give Back Notice. Tenant shall pay the Termination Fee to Landlord prior to the Termination Date for the portion of the Premises subject to the Give Back Notice. Notwithstanding anything to the contrary contained in this Lease there shall be no Termination Fee for any Give Back Notice applicable to (i) less than forty thousand 40,000 rentable square feet at any time, (ii) up to fifty percent (50%) of the remaining Premises at any time after the eighty forth (84th) month of the Term, or (iii) all of the Premises at any time after the ninety sixth (96th) month of the Term.

               (c) The Termination Fee Rate used to determine the Termination Fee is as follows:


        Area of Premises Subject to Give Back Notice                            Termination Fee Rate

               40,001-80,000 rentable square feet                               $.10 per rentable square foot

               80,001-160,000 rentable square feet                              $.20 per rentable square foot
               161,001 rentable square feet and over                            $.30 per rentable square foot

               (d) None of the provisions of this Section 28.16 that relate to
(i) the maximum or minimum square footage of space subject to any Give Back Notice, (ii) whether any space subject to a Give Back Notice is a whole floor or separately demised space, (iii) Tenant's percentage ownership in other space to be occupied by Tenant, (iv) the period within which Tenant is entitled to deliver a Give Back Notice if Tenant has previously exercised any Expansion Option and the period within which an Expansion Option can be exercised if Tenant has delivered a Give Back Notice, (v) the obligation of Tenant to pay for demising the space subject to a Give Back Notice or constructing any corridors in connection with the Give Back of such space, or (vi) the payment of any Termination Fee, shall not apply to any space in the Parking Garage or any storage space. Nor shall the Give Back of any space in the Parking Garage or any storage space be included in any calculation of square footage under this
Section 28.16. In addition to the foregoing and notwithstanding any other provision of this Lease, at any time after the thirty sixth (36th) month of the Lease Term, Tenant may terminate this Lease as to all or any portion of the space occupied by Tenant in the Parking Garage upon not less than ninety (90) days written notice to Landlord, which notice may be given at any time after the thirty third (33rd) month of the Lease Term, and no termination fee shall be payable in connection with such termination.

               28.17 Property Management. So long as Tenant occupies at least seventy-five percent (75%) of the Building, Tenant shall have the right to reasonably approve any changes in the entity providing property management for the Premises.

               28.18 Expansion Rights. Tenant shall have the option (the "Expansion Option") to expand into all space (the "Expansion Premises") that becomes available in the Building, subject to the rights of existing tenants as of the date of this Lease and the rights of any future tenants pursuant to the leases executed by such tenants at the time they occupy space in the Building, (excluding any space in the Building which was "Given Back" to Landlord pursuant to Tenant's exercise of its rights under Section 28.16, above), during the first one hundred twenty (120) months of the Lease Term. If Landlord learns of the unconditional availability of Expansion Premises, Landlord shall deliver to Tenant written notice of such availability as soon as possible, but no less than three (3) months, nor more than six (6) months, prior to the date on which Landlord anticipates such Expansion Premises shall become available, if such Expansion Premises is less than or equal to fifteen thousand (15,000) rentable square feet, or, not less than six (6) months, nor more than twelve (12) months prior to the date on which Landlord anticipates such Expansion Premises shall become available, if such Expansion Premises is greater than fifteen thousand (15,000) rentable square feet. Notwithstanding the foregoing, if any Expansion Premises is Early Termination Space, Landlord shall notify Tenant of such Expansion Premises as soon as possible after Landlord becomes aware that such Early Termination Space may be available, but in no event earlier than ninety
(90) days and no less than thirty (30) days prior to the date such Early Termination Space becoming unconditionally available for lease; provided that in the case of Early Termination Space that is being voluntarily returned to Landlord, Landlord shall be obligated to give such notice when Landlord reasonably determines that such space will become available but in no event less that thirty (30) days prior to the date on which such space will become available. The notice from Landlord shall designate the available Expansion Premises, the rentable area thereof, and the projected date on which the Expansion Premises will be delivered to Tenant by Landlord (the "Expansion Premises Commencement Date") but otherwise the terms and conditions for the Expansion Premises, including, without limitation, the Base Rent and Additional Charges, and parking allocation shall be the same as for the Initial Premises. Tenant shall have ten (10) business days from the date of receipt of such notice in which to deliver written notice to Landlord of its election to exercise the Expansion Option with respect to all of such Expansion Premises. During such ten (10) business day period, Landlord shall provide Tenant with a reasonable opportunity to walk through the proposed space to review its suitability for Tenant. Any such notice by Tenant shall be irrevocable. In no event shall Tenant be entitled to take less than all of such Expansion Premises. If Tenant elects to exercise the Expansion Option, the Expansion Premises shall be delivered in "as-is" condition, subject to the obligations of the Landlord under Section 6. The Expansion Premises Commencement Date shall be the date that Landlord tenders possession of the Expansion Premises to Tenant. Tenant shall have sixty (60) days (ninety (90) days in the event of Early Termination Space) following delivery of the Expansion Premises to Tenant to perform tenant improvements which shall be completed at its sole cost and expense and during such period no Base Rent or Additional Charges hereunder shall be due on the Expansion Premises. In the event there shall be less than thirty-six (36) months remaining in the first one hundred twenty (120) months of the Lease Term on the Expansion Premises Commencement Date, Tenant must exercise its Renewal Option pursuant to Section 28.19 as a condition precedent to the effectiveness of Tenant's exercise of the Expansion Option. Notwithstanding the foregoing, if an event of default exists under this Lease and all applicable grace periods have expired at the time Tenant exercises the Expansion Option or at the applicable Expansion Premises Commencement Date, Landlord shall have, in addition to all of Landlord's other rights and remedies under this Lease, the right to cancel unilaterally Tenant's exercise of such Expansion Option. In addition, if Tenant exercises its rights to Give Back space pursuant to Section 28.16, (a) Landlord shall not be obligated to notify Tenant of any Expansion Premises and Tenant shall have no expansion right with respect to any Expansion Premises until the date twenty-four (24) months after the date on which Tenant last gave Landlord a Give Back Notice under Section 28.16, and
(b) after the expiration of such twenty-four (24) month period, Landlord shall be obligated to notify Tenant of any Expansion Premises and Tenant shall be entitled to exercise its expansion right with respect to such Expansion Premises only if such Expansion Premises is equal to or greater than the greater of (i) ten thousand (10,000) rentable square feet more than the space terminated pursuant to such Give Back notice, or (ii) more than one hundred twenty five percent (125%) of the rentable square footage of the space terminated pursuant to such Give Back notice. The rights under this Section 28.18 shall be personal to PeopleSoft, Inc. and its Permitted Assignees. Upon the exercise of any Expansion Option the parties shall execute an amendment to this Lease to evidence the portion of the Premises added by such Expansion Option.

               28.19 Renewal Option.

               (a) Provided the Tenant exercises the Four Year Space Option and/or the Five

Year Space Option, Landlord grants to Tenant the option to extend the Term as to all or a part of the Premises (provided that each such Renewal Option may not be exercised for less than fifty thousand (50,000) rentable square feet, all of which shall be in not more than three reasonably contiguous blocks, and may not be exercised for more than the entire Premises subject to this Lease as of the commencement date of the Renewal Term) for two sequential five (5) year periods (such renewal options are referred to herein individually as the "Renewal Option" and collectively as the "Renewal Options"). The first Renewal Option shall run from the expiration of the first one hundred and twenty (120) months of the Lease Term, for one period of five (5) years and the second Renewal Option shall run from the expiration of the first Renewal Option for a period of five (5) years (individually and collectively the "Renewal Term"). Each Renewal Option shall be exercised, if at all, by notice (the "Renewal Notice") to Landlord at any time prior to the date nine (9) months (twelve (12) months if Tenant then occupies more than 100,000 rentable square feet in the Building) prior to the Expiration Date of the then applicable Term, which notice shall be irrevocable by Tenant. Notwithstanding the foregoing, if an event of default exists under this Lease and all applicable grace periods have expired at the time Tenant exercises the Renewal Option or at the commencement of the Renewal Term, Landlord shall have, in addition to all of Landlord's other rights and remedies under this Lease, the right to terminate the applicable Renewal Option and to cancel unilaterally Tenant's exercise of such Renewal Option, in which event the Expiration Date of this Lease shall be and remain the then scheduled Expiration Date, and Tenant shall have no further rights under this Lease to renew or extend the Term. The provisions of this Section 28.19 shall be personal to PeopleSoft, Inc. and its Permitted Assignees.

               (b) Each Renewal Term shall be upon and subject to all of the terms, covenants and conditions of this Lease; provided, however, that, effective as of the first day of the applicable Renewal Term, the Base Rent for the Renewal Term shall be equal to (y) for the first Renewal Term ninety five percent (95%), and (z) for the second Renewal Term one hundred percent (100%), of the Prevailing Market Rental for space comparable to the Premises in Class A buildings comparable to the Building in the Pleasanton-San Ramon area as of the date of commencement of the applicable Renewal Term. The term "Prevailing Market Rental" shall mean the base annual rental for such comparable space (recognizing that there will be differences between office space, garage space and storage space), taking into account any additional rental and all other monetary payments and escalations by tenants under leases of such comparable space, and any tenant improvements, parking and other concessions, or the lack thereof, granted to tenants under leases of such comparable space and, for the second Renewal Term, deducting therefrom the economic value of the fact that the Landlord will not pay any brokerage commission in connection with such renewal. Such Base Rent shall be reasonably and in good faith determined by Landlord and notice thereof shall be given to Tenant not later than six (6) months prior to the commencement of the applicable Renewal Term. If Tenant disputes Landlord's determination of the Prevailing Market Rental for the applicable Renewal Term, Tenant shall send to Landlord a notice, within twenty (20) business days after the date of Landlord's notice setting forth the Prevailing Market Rental for the applicable Renewal Term, which notice shall state that Tenant either (x) agrees with Landlord's determination of Prevailing Market Rental for the applicable Renewal Term or (y) disagrees with Landlord's determination of Prevailing Market Rental for the applicable Renewal Term and elects to resolve the disagreement as provided below in Section 28.19(c). If Tenant does not send to Landlord a notice as provided in the previous sentence, Landlord's determination of the Prevailing Market Rental shall apply until the disagreement is resolved as provided below, Tenant's monthly payments of Base Rent shall be in an amount not less than the Base Rent payable for the twelve (12) month period immediately preceding the commencement of the applicable Renewal Term. Within ten (10) business days following the resolution of such dispute by the parties or the decision of the brokers, as applicable, Tenant shall pay to Landlord or Landlord shall refund to Tenant, as the case may be, the amount of any deficiency or overpayment in the Base Rent theretofore paid. Tenant shall in any event pay all applicable additional charges with respect to the Premises, in the manner and at the times provided in this Lease, effective upon the commencement of the Renewal Term, and notwithstanding any dispute regarding the Base Rent for the Renewal Term.

               (c) Any disagreement regarding the Prevailing Market Rental as defined in this Section shall be resolved as follows:

                    (i) Within the twenty (20) day period after Tenant's response to Landlord's notice to Tenant of the Prevailing Market Rental, Landlord and Tenant shall meet no less than two (2) times, at a mutually agreeable time and place, to attempt to resolve any such disagreement using their reasonable and good faith efforts.

                    (ii) If, within the twenty (20) day consultation period, Landlord and Tenant cannot reach an agreement as to the Prevailing Market Rental, they shall each select one broker to determine the Prevailing Market Rental and the two brokers so selected shall select a third broker (the "Neutral Broker"). Each of the first two brokers shall arrive at independent determinations of the Prevailing Market Rental and submit their conclusions in writing to the Neutral Broker within thirty (30) days after the expiration of the twenty (20) day consultation period.

                    (iii) If only one determination is submitted within the requisite time period, it shall be deemed to be the Prevailing Market Rental. If both determinations are submitted within such time period the Neutral Broker shall determine in writing which determination of the Prevailing Market Rate is correct or closest to being correct, and such determination shall be the Prevailing Market Rate. The determination of the Neutral Broker shall be conclusive and binding on the parties.

All brokers specified pursuant to this Section shall be real estate brokers licensed and in good standing with the State of California with not less than ten (10) years experience in commercial property leasing in the Pleasanton-San Ramon area. The party that selected the broker whose determination of the Prevailing Market Rental is not selected pursuant to the procedures of this Section shall pay the cost of all brokers, including the Neutral Broker, selected pursuant to this Section and any other costs reasonably incurred by such brokers in resolving the disagreement pursuant to this Section. Upon the exercise of any Renewal Option and the establishment of the Base Rent therefore, the parties shall execute an amendment to the Lease to evidence such facts.

               28.20 Relocation Right.

               In the event that Tenant occupies less than forty percent (40%) of the rentable square feet on any floor (other than the first or second floors) of any of the individual towers of the Building (or less than 10,000 square feet on the first or second floors of the Building) and Landlord desires to relocate all of that portion of the Premises on such floor to accommodate the leasing of such floor to a tenant taking the entire floor (or twenty five percent (25%) of the floor in the case of the first or second floors of the Building), Landlord may relocate that portion of the Premises to another portion of the Building on not less than sixty (60) days notice (the "Relocation Notice"), provided that each of the following conditions are met: (i) the rentable and usable area of the alternative space offered for relocation in the Relocation Notice shall be of equivalent size to the existing Premises, subject to a variation of up to ten percent (10%) (the Base Rent and Additional Charges for the alternative space shall not be any greater than the original space, if the alternative space, is larger and shall be appropriately reduced if the alternative space is smaller than the original space), and (ii) Landlord shall pay all reasonable out-of-pocket costs of Tenant incurred in such relocation, including without limitation, the cost of tenant improvements necessary to configure the alternative space in substantially the same configuration and with substantially the same level of tenant improvements as the original space, all costs of moving expenses, wiring and cabling, replacement stationary, if applicable, and installation of computer and telephone equipment. The Relocation Notice shall designate the space to which Tenant is to be relocated and the timing of the relocation. Upon receiving the Relocation Notice, Tenant shall have the option of notifying Landlord within ten (10) days of the receipt of the Relocation Notice that Tenant elects to cancel this Lease as to the portion of the Premises that Landlord proposes to relocate in which case this Lease shall terminate as to such portion of the Premises as of the proposed relocation date specified in the Relocation Notice, which shall not be less than sixty (60) days from the date of such notice; provided, however, that if Landlord, within ten (10) days after receiving written notice of such election to terminate from Tenant, elects to rescind its Relocation Notice by so notifying Tenant in writing, Tenant's election to terminate shall be deemed automatically rescinded and of no force or effect; provided that Landlord shall have no further right to relocate the particular space in question. In the event of any such relocation, Landlord and Tenant shall execute an amendment to this Lease to evidence such relocated space. Landlord shall build all tenant improvements in the alternative space and shall give Tenant not less than ten (10) days notice of when such alternative space will be ready for occupancy.

               28.21 Arbitration.

               (a) Arbitration Panel. In the event that any provision of this Lease calls for arbitration of any dispute or matter the provisions of this
Section 28.21 shall apply to such arbitration, however, this Section 28.21 shall only apply to those Sections that specifically so provide. Within ninety (90) days after delivery of written notice ("Notice of Dispute") of the existence and nature of any dispute given by any party to the other party, and unless otherwise provided herein in any specific instance, Landlord and Tenant shall each: (i) appoint one (1) lawyer actively engaged in the licensed and full-time practice of law, specializing in real estate, in the County of Alameda and/or San Francisco for a continuous period immediately preceding the date of delivery ("Dispute Date") of the Notice of Dispute of not less than ten (10) years, but who has at no time ever represented or acted on behalf of Landlord or Tenant, and (ii) deliver written notice of the identity of such lawyer and a copy of his or her written acceptance of such appointment and acknowledgment of and agreement to be bound by the time constraints and other provisions of this Section ("Acceptance") to the other parties hereto. The party who selects the lawyer may not consult with such lawyer, directly or indirectly, to determine the lawyer's position on the issue which is the subject of the dispute. In the event that any party fails to so act, such arbitrator shall be appointed pursuant to the same procedure that is followed when agreement cannot be reached as to the third arbitrator. Within ten (10) business days after such appointment and notice, such lawyers shall appoint a third lawyer (together with the first two (2) lawyers, "Arbitration Panel") of the same qualifications and background and shall deliver written notice of the identity of such lawyer and copy of his or her written Acceptance of such appointment to each of the parties. In the event that agreement cannot be reached on the appointment of a third lawyer within such period, such appointment and notification shall be made as quickly as possible by any court of competent jurisdiction, by any licensing authority, agency or organization having jurisdiction over such lawyers, by any professional association of lawyers in existence for not less than ten (10) years at the time of such dispute or disagreement and the geographical membership boundaries of which extend to the County of Alameda and/or San Francisco or by any arbitration association or organization in existence for not less than ten (10) years at the time of such dispute or disagreement and the geographical boundaries of which extend to the County of Alameda and/or San Francisco, as determined by the party giving such Notice of Dispute and simultaneously confirmed in writing delivered by such party to the other party. Any such court, authority, agency, association or organization shall be entitled either to directly select such third lawyer or to designate in writing, delivered to each of the parties, an individual who shall do so. In the event of any subsequent vacancies or inabilities to perform among the Arbitration Panel, the lawyer or lawyers involved shall be replaced in accordance with the provisions of this Section 28.21 as if such replacement was an initial appointment to be made under this Section 28.21 within the time constraints set forth in the Section 28.21, measured from the date of notice of such vacancy or inability, to the person or persons required to make such appointment, with all the attendant consequences of failure to act timely if such appointed person is a party hereto.

               (b) Duty. Consistent with the provisions of this Section 28.21, the members of the Arbitration Panel shall utilize their utmost skill and shall apply themselves diligently so as to hear and decide, by majority vote, the outcome and resolution of any dispute or disagreement submitted to the Arbitration Panel as promptly as possible, but in any event on or before the expiration of thirty (30) days after the appointment of the members of the Arbitration Panel. None of the members of the Arbitration Panel shall have any liability whatsoever for any acts or omissions performed or omitted in good faith pursuant to the provisions of this Section 28.21.

               (c) Authority. The Arbitration Panel shall (i) enforce and interpret the rights and obligations set forth in the Lease to the extent not prohibited by law, (ii) fix and establish any and all rules as it shall consider appropriate in its sole and absolute discretion to govern the proceedings before it, including any and all rules of discovery, procedure and/or evidence, and
(iii) make and issue any and all orders, final or otherwise, and any and all awards, as a court of competent jurisdiction sitting at law or in equity could make and issue, and as it shall consider appropriate in its sole and absolute discretion, including the awarding of monetary damages (but shall not award consequential damages to either party and shall not award punitive damages except in situations involving fraud), the awarding of reasonable attorneys' fees and costs to the prevailing party as determined by the Arbitration Panel and the issuance of injunctive relief.

               (d) Appeal. The decision of the Arbitration Panel shall be final and binding, may be confirmed and entered by any court of competent jurisdiction at the request of any party and may not be appealed to any court of competent jurisdiction or otherwise except upon a claim of fraud on the part of the Arbitration Panel, or on the basis of a mistake as to the applicable law. The Arbitration Panel shall retain jurisdiction over any dispute until its award has been implemented, and judgment on any such award may be entered in any court having appropriate jurisdiction.

               (e) Compensation. Each member of the Arbitration Panel (i) shall be compensated for any and all services rendered under this Section 28.21 at such parties normal hourly rate, plus reimbursement for any and all expenses incurred in connection with the rendering of such services, payable in full promptly upon conclusion of the proceedings before the Arbitration Panel. Such compensation and reimbursement shall be borne by the non-prevailing party or by both parties as determined by the Arbitration Panel in its sole and absolute discretion.

               28.22 Interpretation. The provisions of this Lease shall be construed in accordance with the fair meaning of the language used and shall not be strictly construed against either party, even if such party drafted the provision in question. When required by the context of this Lease, the singular includes the plural. Wherever the term "including" is used in this Lease, it shall be interpreted as meaning "including, but not limited to" the matter or matters thereafter enumerated. The captions contained in this Lease are for purposes of convenience only and are not to be used to interpret or construe this Lease. This Lease may be signed in counterparts and all such counterparts taken together shall constitute an original hereof.

               [Signatures follow on next page]

               IN WITNESS WHEREOF, Landlord and Tenant have each caused their duly authorized representatives to execute this Lease on their behalf as of the date first above written.

                              LANDLORD:

                              HACIENDA PLAZA ASSOCIATES, LLC,
                              a California limited liability company

                                     WWA Investors, LLC
                                     a California limited liability company
                                     Manager

                                            By:
                                                    William Wilson
                                                      Manager



                              TENANT:

                              PEOPLESOFT, INC.,
                              a Delaware corporation

                              By:
                                 --------------------------
                                     Albert J. Castino
                                      Vice President

                                          EXHIBIT A

                                           PREMISES

                                    EXHIBIT B

                                   DEFINITIONS


DEFINED TERM                                  LOCATION
------------                                  --------
As Is                                         Section 6
as-is                                         Section 28.18
Acceptance                                    Section 28.21(a)
Additional Charges                            Section 4.2
Alterations                                   Section 9.1(a)
Arbitration Panel                             Section 28.21(a)
Assignment                                    Section 17.1
Assignment or Sublease Notice                 Section 17.2(a)
Building Systems                              Section 8.3
Casualty                                      Section 14.1
Claims                                        Section 20.2
Common Areas                                  Section 2.1
Comparison Year                               Section 5.1(d)
Dispute Date                                  Section 28.21(a)
Early Termination Space                       Section 4.1
Encumbrance                                   Section 12.1
Excess Expenses                               Section 5.1(g)
Excess Taxes                                  Section 5.1(f)
Expansion Option                              Section 28.18
Expansion Premises                            Section 28.18
Expansion Premises Commencement Date          Section 28.18
Expenses                                      Section 5.1(b)
Expiration Date                               Section 3.2(b)
GAAP                                          Section 5.1(b)
Give Back                                     Section 28.16
Give Back Notice                              Section 28.16(a)
Given Back                                    Section 28.18
Five Year Space                               Section 3.2(a)
Five Year Space Option                        Section 3.2(c)
Five Year Space Option Notice                 Section 3.2(c)
Four Year Space                               Section 3.2(a)
Four Year Space Option                        Section 3.2(b)
Four Year Space Option Notice                 Section 3.2(b)
Hazardous Materials                           Section 8.4
Initial Premises                              Section 2.1
Interest Rate                                 Section 20.4
Landlord's Statement                          Section 5.3

Laws                                          Section 8.3
Mandatory Capital Improvements                Section 10.1
Mortgagee                                     Section 12.2
Neutral Broker                                Section 28.19(c)(ii)
Notice of Dispute                             Section 28.21(a)
Parking Areas                                 Section 28.12(a)
Parking Facility                              Section 28.12(a)
Parking Garage                                Section 28.12(a)
PeopleSoft Plaza                              Section 28.13
Permitted Assignee                            Section 17.1
Premises                                      Section 2.1
Prevailing Market Rental                      Section 28.19(b)
Property Manager                              Section 15.2
Proposed Assignment or Sublease Space         Section 17.2(a)
Real Estate Taxes                             Section 5.1(a)
Real Property                                 Section 2.1
Related Entities                              Section 20.2
Relocation Notice                             Section 28.20
Renewal Notice                                Section 28.19(a)
Renewal Option                                Section 28.19(a)
Renewal Options                               Section 28.19(a)
Renewal Term                                  Section 28.19(a)
Rent                                          Section 4.4
Rules and Regulations                         Section 25.1
Service Failure                               Section 18.3
Tenant's Share                                Section 5.1(e)
Term                                          Section 3.1
Termination Date                              Section 28.16
Termination Fee                               Section 28.16(b)

                                    EXHIBIT E

                                  OFFICE LEASE

                              Rules and Regulations

1. The sidewalks, exits, entrances, elevators, malls, and stairways of the Building shall not be obstructed by Tenant or any of Tenant's agents or used by it or any of them for any purpose other than for ingress to or egress from the Premises. Tenant and its employees and invitees shall not go upon the roof of the Building, except in areas that Landlord may designate from time to time or accept as permitted by the Lease.

2. No awning canopy or other projection of any kind over or around the windows or entrances of the Premises shall be installed by Tenant, and only such window coverings as are Building standard shall be used in the Premises

3. Except as provided in the Lease, the Premises shall not be used for lodging or sleeping, and no cooking shall be done or permitted by Tenant on the Premises, except that the preparation of food in microwave ovens and coffee, tea, hot chocolate and similar items for Tenant and its employees shall be permitted.

4. Landlord will furnish Tenant with two (2) keys per floor of the Premises, free of charge. Tenant shall not have any new keys made. Landlord may make a reasonable charge equal to Landlord's cost for any additional keys. No additional locking devices shall be installed without the prior written consent of Landlord. Landlord may make reasonable charges for the removal of any additional lock or any bolt installed on any door of the Premises without the prior consent of Landlord. Tenant shall in each case furnish Landlord with a key for any such lock. Tenant, upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building and the Premises.

5. Landlord shall have the right to prescribe the method of reinforcement or weight distribution (as Landlord shall determine in its sole discretion) for all equipment, materials, supplies, furniture or other property brought into the Building that will impose a load of more than seventy (70) pounds per square foot. Landlord will not be responsible for loss of or damage to any such property from any cause (except to the extent resulting from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors), and all damage done to the Building by moving or maintaining Tenant's property shall be repaired at the reasonable expense of Tenant.

6. Tenant shall not use or suffer to be used or kept in the Premises or the Building any kerosene, gasoline or flammable or combustible fluids or materials except as customarily used in offices or use any method of heating or air conditioning other than that supplied by Landlord.

7. Tenant shall use reasonable efforts to ensure that all doors and windows of the Premises are closed and securely locked and all water faucets, water apparatus and utilities are shut off at such time as Tenant's employees leave the Premises.

8. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be deposited therein, and any damage resulting to such facilities from misuse by Tenant or its employees or invitees shall be paid for by Tenant.

9. Except as permitted in Tenant's Lease, Tenant shall not sell, or permit the sale from the Premises of, or use or permit the use of any sidewalk or mall area adjacent to the Premises for the sale of, newspapers, magazines, periodicals, theater tickets or any other goods, merchandise or service, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, business in or from the Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises be used for manufacturing of any kind, or for any business or activity other than that specifically provided for in Tenant's Lease.

10. Tenant and Tenant's agents shall not use in any space, or in the common areas of the Building, any handtrucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve, and Tenant shall use reasonable efforts to cause its invitees to comply with the provisions of this sentence. No other vehicles of any kind shall be brought by Tenant or its employees or invitees into the Building or kept in or about the Premises.

11. Tenant shall store all its trash and garbage within the Premises until removal. All trash placed in any portion of the Real Property for pick-up shall be placed in locations and containers approved by Landlord.

12. All loading, unloading and delivery of merchandise, supplies, materials, garbage and refuse shall be made only through such entryways and elevators and at such times as Landlord shall reasonably designate. While loading and unloading, Tenant and its employees and invitees shall not obstruct or permit the obstruction of the entryways to the Building or any tenant's space therein.

13. Canvassing, soliciting, peddling or distribution of handbills or any other written material in the Building is prohibited, and Tenant shall cooperate to prevent such acts.

14. Landlord may direct the use of all pest extermination and scavenger contractors to eliminate pests caused or introduced into the Premises by Tenant or any of Tenant's agents at such intervals as Landlord may reasonably require, at Tenant's sole cost and expense.

15. Tenant shall immediately, upon request from Landlord (which request need not be in writing), reduce its lighting in the Premises for temporary periods designated by Landlord (but not more than one-third (1/3) of the total lighting in the Premises for more than two (2) hours in any twenty-four (24) hour period), when required in Landlord's judgment to prevent overloads of the mechanical or electrical systems of the Building.

16. The requirements of Tenant will be attended to only upon application in writing or by telephone or in person by Tenant's designated representative at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

17. Except as otherwise provided in the Lease, Landlord reserves the right to select the name of the Building and the buildings therein and to make such change or changes of name as it may deem appropriate from time to time, and Tenant shall not refer to the Building and the buildings therein by any name other than (i) the name as selected by Landlord (as it may be changed from time to time), or (ii) the postal address, approved by the United States Port Office. Tenant shall not use the name of the Building and the buildings therein in any respect other than as an address of its operation in the Building without the prior written consent of the Landlord.

18. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of these Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any Rule or Regulation against any or all of the tenants of the Building.

19. These Rules and Regulations shall not be construed in any way to modify, alter or amend, in whole or part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

20. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order therein.

21. Tenant shall be entitled to its proportionate share (based on rentable area) of listings in the Building lobby directory. All signage, lettering or other writing or decoration on or visible from the exterior of the Premises shall require Landlord's prior written approval, which shall not be unreasonably withheld or delayed.

                             BASIC LEASE INFORMATION





               Building:

               PeopleSoft Plaza
               4301, 4305 and 4309 Hacienda Drive
               Pleasanton, California 94588



               Landlord's Address:

               Hacienda Plaza Associates, LLC
               4301 Hacienda Drive
               Pleasanton, California 94588
               Attn:  Property Manager

               With a copy to:

               William Wilson & Associates, Inc.
               2929 Campus Drive, Suite 450
               San Mateo, California 94403
               Attention:  R. Matthew Moran
               Telephone: (650) 358-5314
               Fax No.:  (650) 345-7619


               Tenant's Address:

               4305 Hacienda Drive
               Pleasanton, California 94588
               Attn: Director of Real Estate
               Telephone: 925-694-3000
               Facsimile: 925-694-7050

               With a copy to:

               4305 Hacienda Drive
               Pleasanton, California 94588
               Attn: General Counsel
               Telephone: 925-694-7180
               Facsimile: 925-694-7184

Commencement Date:  Initial Premises:  Date hereof

                                      Committed Expansion Premises:

                                            Suite C-400:  November 16, 1998

                                            Suite A-550:  September 1, 1999


               Termination Date:            See Section 3.1

               Rentable Area of Initial Premises: 192,859 rentable square of office space; 5,169 of usable and rentable square feet of garage computer rooms; 3,003 of usable and rentable square feet of garage storage space. (2.1)

               Rentable Area of Committed Expansion Premises:

                             Suite C-400:  13,037 rentable square feet

                             Suite A-550:  4,884 rentable square feet

               Rentable Area of Building:  279,931 rentable square feet

               Premises:     See Exhibit A

               Base Rent:


Months                Office Space         Garage computer      Garage Storage
                                           room

1-60                  $2.25 per            $2.00 per square     $1.00 per square
                      rentable square      foot                 foot
                      foot

61-84                 $2.40 per            $2.00 per square     $1.00 per square
                      rentable square      foot                 foot
                      foot

85-108                $2.50 per            $2.00 per square     $1.00 per square
                      rentable square      foot                 foot
                      foot

109-120               $2.60 per            $2.00 per square     $1.00 per square
                      rentable square      foot                 foot
                      foot

   (4.1)

               Tenant's Tax Share: 68.90% (192,859 divided by 279,931 (total Rentable Area of Building)) (5.1)

               Tenant's Expense Share: 68.90% (192,859 divided by 279,931 (total Rentable Area of Building)) (5.1)

               Base Year:  Calendar year 1999

               Use:  See Section 8.1

               Tenant Improvement Contribution for Committed Expansion Premises (payable on applicable Committed Expansion Premises Commencement Date):

                             Suite C-400:  $325,000

                             Suite A-550:  $120,000

1.                                                                    Basic Lease Information.
                                                                                             1

        1.1                                                           Basic Lease Information.
                                                                                             1

2.                                                                                   Premises.
                                                                                             1

        2.1                                                                  Premises Defined.
                                                                                             1

3.                                                                                       Term.
                                                                                             2

        3.1                                                                 Term Commencement.
                                                                                             2

        3.2                                                                   Expiration Date.
                                                                                             2

4.                                                              Base Rent; Additional Charges.
                                                                                             4

        4.1                                                                     Annual Rental.
                                                                                             4

        4.2                                                                Additional Charges.
                                                                                             4

        4.3                                                                      Late Charges.
                                                                                             4

        4.4                                                                   Payment of Rent.
                                                                                             5

5.                                                                         Expenses and Taxes.
                                                                                             5

        5.2                                            Real Estate Taxes and Expense Gross-Up.
                                                                                             8

        5.3                                   Payment of Tenant's Share of Additional Charges.
                                                                                             8

        5.4                                                          Objections to Statements.
                                                                                             9

6.                                                                     Acceptance of Premises.
                                                                                            10

7.                                                                               Common Areas.
                                                                                            10

        7.1                                                         Right to Use Common Areas.
                                                                                            10

        7.2                                                            Alteration by Landlord.
                                                                                            10

8.                                                                                        Use.
                                                                                            11

        8.1                                                                     Permitted Use.
                                                                                            11

        8.2                                                                       No Nuisance.
                                                                                            11

        8.3                                                              Compliance with Laws.
                                                                                            11

        8.4                                                               Hazardous Materials.
                                                                                            11

        8.5                                                                  Building Systems
                                                                                            12

9.                                                          Alterations and Tenant's Property.
                                                                                            13

        9.1                                                                       Alterations.
                                                                                            13

        9.3                                                               Removal of Property.
                                                                                            15

10.                                                                    REPAIRS AND OTHER WORK.

                                                                                            16

        10.1                                                            Tenant's Obligations.
                                                                                            16

        10.2                                                          Landlord's Obligations.
                                                                                            16

        10.3                                 Conditions Applicable to Repairs and Other Work.
                                                                                            17

11.                                                                                     Liens.
                                                                                            17

12.                                                                             Subordination.
                                                                                            17

        12.1                                                                    Subordination.

                                                                                            18

        12.2                                                              Notice to Mortgagee.
                                                                                            18

13.                                                                                 Surrender.
                                                                                            18

14.                                                                               Destruction.
                                                                                            19

        14.1                                                                           Repair.
                                                                                            19

        14.2                                                      Tenant's Right to Terminate.
                                                                                            19

        14.3                                                    Landlord's Right to Terminate.
                                                                                            20

        14.4                                                     Extent of Repair Obligations.
                                                                                            20

        14.5                                                            Waiver of Subrogation.
                                                                                            20

        14.6                                              Non-Application of Certain Statutes.
                                                                                            20

15.                                                                                 Insurance.
                                                                                            21

        15.1                                                   Insurance on Tenant's Property.
                                                                                            21

        15.2                                                     Tenant's Liability Insurance.
                                                                                            21

        15.3                                                                 Form of Policies.
                                                                                            22

        15.4                                                             Landlord's Insurance.
                                                                                            22

        15.5                                           Compliance with Insurance Requirements.
                                                                                            23

        15.6                                                                Updating Coverage.
                                                                                            23

        15.7                                                         Certificates of Insurance
                                                                                            23

16.                                                                            Eminent Domain.
                                                                                            23

        16.1                                                                 Effect of Taking.
                                                                                            23

        16.2                                                                            Award.
                                                                                            24

        16.3                                                               Adjustment of Rent.
                                                                                            24

17.                                                                                Assignment.
                                                                                            24

        17.1                                                                 Consent Required.
                                                                                            24

        17.2                                                                  Recapture Right.
                                                                                            25

        17.3                                                                           Notice.
                                                                                            26

        17.4                                                                       No Release.
                                                                                            26

        17.5                                                       Cost of Processing Request.
                                                                                            26

        17.6                                                        Assumption of Obligations.
                                                                                            26

        17.7                                                                     Profit Split.
                                                                                            26

        17.8                                                     Assignment of Sublease Rents.
                                                                                            27

18.                                                                    Utilities And Services.
                                                                                            27

        18.1                                                              Landlord to Furnish.
                                                                                            27

        18.2                                                                     Excess Usage.
                                                                                            27

        18.3                                                          Interruption of Service.
                                                                                            28

        18.4                                                                           Waiver.
                                                                                            29

        18.5                                                    Security Systems and Programs.
                                                                                            29

19.                                                                                   Default.
                                                                                            29

        19.1                                                                Events of Default.
                                                                                            29

        19.2                                                                         Remedies.
                                                                                            30

        19.3                                                              Remedies Cumulative.
                                                                                            31

20.                                                     Fees And Expenses; Indemnity; Payment.
                                                                                            31

        20.1                                              Landlord's Right to Remedy Defaults.
                                                                                            31

        20.2                                                               Tenant's Indemnity.

                                                                                            32

        20.3                                                       Landlord's Indemnification.
                                                                                            32

        20.4                                                 Interest on Past Due Obligations.
                                                                                            32

21.                                                                        Access To Premises.
                                                                                            33

        21.1                                                        Landlord's Right to Enter.
                                                                                            33

22.                                                                                   Notices.
                                                                                            33

23.                                                                                 No Waiver.
                                                                                            34

24.                                                                     Tenant's Certificates.
                                                                                            34

25.                                                                     Rules And Regulations.
                                                                                            34

26.                                                                            Tenant's Taxes.
                                                                                            34

27.                                                                       Corporate Authority.
                                                                                            35

28.                                                                             Miscellaneous.
                                                                                            35

        28.1                                                           Successors and Assigns.
                                                                                            35

        28.2                                                                     Severability.
                                                                                            35

        28.3                                                                     Construction.
                                                                                            35

        28.4                                                                      Integration.
                                                                                            35

        28.5                                                                  Quiet Enjoyment.
                                                                                            35
        28.6                                                                     Holding Over.
                                                                                            35

        28.7                                                                  Time of Essence.
                                                                                            36

        28.8                                                             Broker's Commissions.
                                                                                            36

        28.9                                                        Recovery Against Landlord.
                                                                                            36

        28.10                                                                      Amendments.
                                                                                            37

        28.11                                                                 Attorneys' Fees.
                                                                                            37

        28.12                                                                         Parking.
                                                                                            37

        28.13                                                                         Signage.
                                                                                            38

        28.14                                                                     Use of Roof.
                                                                                            38

        28.15                                                                   Force Majeure.
                                                                                            39

        28.16                                                             Cancellation Rights.
                                                                                            39

        28.17                                                             Property Management.
                                                                                            41

        28.18                                                                Expansion Rights.
                                                                                            41

        28.19                                                                  Renewal Option.
                                                                                            43

        28.20                                                                Relocation Right.
                                                                                            45

        28.21                                                                     Arbitration.
                                                                                            45

        28.22                                                                  Interpretation.
                                                                                            48

EXHIBIT A  PREMISES                                                                          1

EXHIBIT B  DEFINITIONS                                                                       1

EXHIBIT E  OFFICE LEASE                                                                      1

EXHIBIT D  JANITORIAL SPECIFICATIONS                                                         1

EXHIBIT E  RULES AND REGULATIONS                                                             1

EXHIBIT F  SIGNAGE                                                                           1

EXHIBIT G  LOCATION OF CHILLER UNIT                                                          1